File No. 33-16693
                                                                     811-3964
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 16                                  [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 16                                                 [X]


                     (Check appropriate box or boxes.)

                     DREYFUS CASH MANAGEMENT PLUS, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on April 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal period ended January 31, 1997 was filed on or about March 26, 1997.

                     DREYFUS CASH MANAGEMENT PLUS, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

                                               Prospectus for
                                 ------------------------------------------
                                 Instit-     Admin-
                                 utional     istrative Investor  Participant
                                 Shares      Shares    Shares    Shares
Items in
Part A of
Form N-1A Caption                Page        Page      Page      Page
_______  _______                 ____        ____      ____      ____


  1      Cover Page              Cover       Cover       Cover     Cover

  2      Synopsis                  3           3         3         3

  3      Condensed Financial       4           4         4         4
         Information

  4      General Description       7           7         7         7
         of Registrant

  5      Management of             10          10        10        11
         the Fund

  5(a)   Management's              *           *         *         *
         Discussion of
         Fund's Performance

  6      Capital Stock and         16          16        16        17
         Other Securities

  7      Purchase of Securities    11          11        11        12
         Being Offered

  8      Redemption or             13          13        13        14
         Repurchase

  9      Pending Legal             *           *         *         *
         Proceedings








_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                     DREYFUS CASH MANAGEMENT PLUS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A Caption                                           Page
_________ _______                                           ____


 10      Cover Page                                         Cover

 11      Table of Contents                                  Cover

 12      General Information and History                    B-39

 13      Investment Objectives and Policies                 B-3

 14      Management of the Fund                             B-20

 15      Control Persons and Principal                      B-24
         Holders of Securities

 16      Investment Advisory and Other                      B-25
         Services




Items in
Part B of
Form N-1A
_________


 17      Brokerage Allocation                               B-35

 18      Capital Stock and Other Securities                 B-39

 19      Purchase, Redemption and Pricing                   B-28, B-32
         of Securities Being Offered                        B-33

 20      Tax Status                                         *

 21      Underwriters                                       B-28

 22      Calculations of Performance Data                   B-36

 23      Financial Statements                               B-65




_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.
                     DREYFUS CASH MANAGEMENT PLUS, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part C of
Form N-1A Caption                                           Page
_________ _______                                           _____


 24      Financial Statements and Exhibits                  C-1

 25      Persons Controlled by or Under                     C-3
         Common Control with Registrant

 26      Number of Holders of Securities                    C-3

 27      Indemnification                                    C-3

 28      Business and Other Connections of                  C-4
         Investment Adviser

 29      Principal Underwriters                             C-9

 30      Location of Accounts and Records                   C-12

 31      Management Services                                C-12

 32      Undertakings                                       C-12



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.




-------------------------------------------------------------------------------


COMBINED PROSPECTUS                                              APRIL 1, 1997


                        DREYFUS CASH MANAGEMENT FUNDS
                           [INSTITUTIONAL SHARES]
-------------------------------------------------------------------------------


        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING INSTITUTIONAL SHARES. INVESTORS CAN INVEST, REINVEST OR REDEEM INSTITUTIONAL SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER EIGHT INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           Page
   Annual Fund Operating Expenses.......................................     3
   Condensed Financial Information......................................     4
   Yield Information....................................................     7
   Description of the Funds.............................................     7
   Management of the Funds..............................................    10
   How to Buy Shares....................................................    11
   Shareholder Services.................................................    12
   How to Redeem Shares.................................................    13
   Shareholder Services Plan............................................    14
   Dividends, Distributions and Taxes...................................    14
   General Information..................................................    16
   Appendix.............................................................    18
                  Page 2

                            ANNUAL FUND OPERATING EXPENSES
                       (as a percentage of average daily net assets)
                                                                                                         INSTITUTIONAL
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees.................................................................                               None
    Total Fund Operating Expenses..............................................                              .20%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                          INSTITUTIONAL
                                                                                                              SHARES
                                  1 YEAR.......................................                              $  2
                                  3 YEARS......................................                              $  6
                                  5 YEARS .....................................                               $11
                                  10 YEARS.....................................                               $26

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN
GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Institutional Shares, the payment of which will reduce investors' annual return. As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Institutions and certain Service Agents (as defined below) effecting transactions in Institutional Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."


               Page 3

                     CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                          FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for an Institutional Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.







                                                                     DREYFUS CASH MANAGEMENT
                                        ------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                        ------------------------------------------------------------------------------------------
                                          1988     1989     1990     1991     1992     1993      1994     1995     1996      1997
                                        ------   ------   ------   ------   ------   -------    ------   -----    -------  -------
PER SHARE DATA:
  Net asset value, beginning of year     $1.00    $1.00    $1.00   $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00
                                        ------   ------   ------   ------   ------   -------    ------   -----    -------  -------
    INVESTMENT OPERATIONS:
  Investment income-net                   .066     .076     .091     .080     .058     .036      .031     .042     .059     .053
                                        ------   ------   ------   ------   ------   -------    ------   -----    -------  -------
    DISTRIBUTIONS:
  Dividends from investment
  income-net...........                  (.066)   (.076)   (.091)   (.080)   (.058)   (.036)    (.031)   (.042)   (.059)    (.053)
                                        ------   ------   ------   ------   ------   -------    ------   -----    -------  -------
  Net asset value, end of year           $1.00    $1.00    $1.00   $1.00     $1.00    $1.00     $1.00    $1.00    $1.00     $1.00
                                        ======   ======   ======   ======   ======   =======    ======   =====    =======  =======
TOTAL INVESTMENT RETURN                   6.77%    7.84%    9.44%    8.31%    5.96%    3.68%     3.15%    4.28%    6.03%     5.39%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets.                    .20%     .20%     .20%     .20%     .20%     .20%      .20%     .20%     .20%      .20%
  Ratio of net investment income to
    average net assets.                   6.60%    7.42%    9.03%    7.99%    5.78%    3.60%     3.11%    4.08%    5.86%     5.27%
  Decrease reflected in above expense
    ratios due to undertaking
    by The Dreyfus Corporation             .03%     .03%     .02%     .02%     .03%     .04%      .03%     --      --       --
  Net Assets, end of year
    (000's omitted)....  $3,320,959$2,245,703$3,373,940 $5,041,688$6,508,999 $5,475,181$2,894,853 $1,817,166$2,442,647 $2,758,317




                                                                    DREYFUS CASH MANAGEMENT PLUS, INC.
                                        -----------------------------------------------------------------------------------------
                                                                                                               FOUR MONTHS ENDED
                                                             YEAR ENDED SEPTEMBER 30,                             JANUARY 31,
                                        ------------------------------------------------------------------     ------------------
                                         1988(1)   1989   1990   1991   1992   1993   1994   1995    1996               1997*
                                        --------   ----  -----   ----   -----  -----  -----  ------  -----         -------------
PER SHARE DATA:
  Net asset value, beginning of year       $1.00  $1.00  $1.00  $1.00   $1.00  $1.00  $1.00  $1.00   $1.00              $1.00
                                        --------   ----  -----   ----   -----  -----  -----  ------  -----         -------------
    INVESTMENT OPERATIONS:
  Investment income-net.                    .071   .091   .083   .068    .043   .032   .036    .057   .055               .018
                                        --------   ----  -----   ----   -----  -----  -----  ------  -----         -------------
    DISTRIBUTIONS:
  Dividends from investment
  income-net............                   (.071) (.091) (.083) (.068)  (.043) (.032) (.036)  (.057) (.055)             (.018)
                                        --------   ----  -----   ----   -----  -----  -----  ------  -----         -------------
  Net asset value, end of year             $1.00  $1.00  $1.00  $1.00   $1.00  $1.00  $1.00  $1.00   $1.00              $1.00
                                        ========   ====  =====   ====   =====  =====  =====  ======  =====         =============
TOTAL INVESTMENT RETURN.                 7.45%(2)  9.49%  8.65%  6.97%   4.39%  3.20%  3.65%  5.86%   5.59%              5.34%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets....                  .20%(2)   .20%   .20%   .20%    .20%   .20%   .20%   .20%    .20%               .20%(2)
  Ratio of net investment income to
  average net assets....                 7.13%(2)  9.35%  8.29%  6.62%   4.36%  3.15%  3.49%  5.81%   5.46%              5.32%(2)
  Decrease reflected in above expense
  ratios due to undertaking
  by The Dreyfus Corporation              .07%(2)   .07%   .04%   .04%    .05%   .04%   .01%    --     --                 --
  Net Assets, end of year
  (000's omitted).......   $125,266$728,832$1,177,475$1,780,058$2,300,382$3,003,344$1,893,485$4,404,989$4,766,312      $5,515,851
(1)    From October 6, 1987 (commencement of operations) to September 30, 1988.
(2)    Annualized.
*  The Fund has changed its fiscal year end from September 30 to January 31. The information provided is from October 1,1996 through January 31, 1997.


                    Page 4



                                                                       DREYFUS GOVERNMENT CASH MANAGEMENT
                                           -----------------------------------------------------------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                          ------------------------------------------------------------------------------------
                                           1988     1989     1990     1991     1992     1993     1994     1995     1996  1997
                                          ------    -----    -----    -----    -----    -----   -------   -----    ----  -----
PER SHARE DATA:
    Net asset value, beginning of year     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00 $1.00
                                          ------    -----    -----    -----    -----    -----   -------   -----    ----  -----
    INVESTMENT OPERATIONS:
    Investment income-net......             .064     .074     .089     .079     .058     .037     .031    .041     .059  .053
                                          ------    -----    -----    -----    -----    -----   -------   -----    ----  -----
    DISTRIBUTION:
    Dividends from investment
    income-net.................            (.064)   (.074)   (.089)   (.079)   (.058)   (.037)   (.031)  (.041)   (.059)(.053)
                                          ------    -----    -----    -----    -----    -----   -------   -----    ----  -----
    Net asset value, end of year           $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00 $1.00
                                          ======    =====    =====    =====    =====    =====   =======   =====    ====  =====
  TOTAL INVESTMENT RETURN......             6.63%    7.65%    9.25%    8.15%    5.97%    3.76%    3.12%   4.21%    6.01% 5.38%
RATIOS / SUPPLEMENTAL DATA:
    Ratio of expenses to
    average net assets.........              .20%     .20%     .20%      .20%    .20%     .20%     .20%    .20%     .20%  .20%
    Ratio of net investment income to
    average net assets.........             6.48%    7.38%    8.84%    7.82%    5.67%    3.61%    3.08%   4.04%    5.83% 5.25%
    Decrease reflected in above expense
    ratios due to undertaking by
    The Dreyfus Corporation....              .04%     .04%     .05%     .04%     .04%     .05%     .03%     --        --   --
    Net Assets, end of year
    (000's omitted)....... $1,325,992$1,231,361$1,590,159$2,171,778$4,750,205$10,229,838$4,515,946$2,796,646$4,777,903$4,565,091



                                                                        DREYFUS TREASURY CASH MANAGEMENT
                                         ------------------------------------------------------------------------------------
                                                                                                             SIX MONTHS ENDED
                                                                    YEAR ENDED JULY 31,                           JANUARY 31,
                                         ------------------------------------------------------------------------------------
                                          1988      1989     1990    1991    1992    1993    1994    1995    1996      1997*
                                         ------    ------   ------  ------   -----   -----   -----   -----   -----   --------
PER SHARE DATA:
    Net asset value, beginning of year    $1.00     $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00   $1.00     $1.00
                                         ------    ------   ------  ------   -----   -----   -----   -----   -----   --------
    INVESTMENT OPERATIONS:
    Investment income-net......            .066      .085    .082    .069     .045    .031    .032    .052    .054      .026
                                         ------    ------   ------  ------   -----   -----   -----   -----   -----   --------
    DISTRIBUTIONS:
    Dividends from investment
    income-net.................           (.066)    (.085)  (.082)  (.069)   (.045)  (.031)  (.032)  (.052)  (.054)     (.026)
                                         ------    ------   ------  ------   -----   -----   -----   -----   -----   --------
    Net asset value, end of year          $1.00     $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00   $1.00      $1.00
                                         ======    ======   ======  ======   =====   =====   =====   =====   =====   ========
TOTAL INVESTMENT RETURN........            6.81%     8.88%   8.56%   7.10%    4.62%   3.14%   3.27%   5.34%   5.51%      5.20%
(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses
    to average net assets......             .20%      .20%    .20%    .20%     .20%    .20%    .20%    .20%    .20%       .20%(1)
  Ratio of net investment income
    to average net assets......            6.62%     8.53%   8.19%   6.75%    4.45%   3.12%   3.18%   5.22%   5.35%       5.14%(1)
  Decrease reflected in above expense ratios
    due to undertaking
    by The Dreyfus Corporation.             .06%      .05%    .07%    .06%     .05%    .04%    .01%     --     --           --
  Net Assets, end of year
    (000's omitted)............ $722,268 $777,371$1,558,493$2,643,267$4,103,056$2,406,604$1,982,582$1,951,105$2,419,830 $2,648,579
(1) Annualized.
*The Fund has changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through
 January 31, 1997.



                                                                          DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                      ----------------------------------------------------------------------------
                                                                                                               ELEVEN MONTHS ENDED
                                                                     YEAR ENDED FEBRUARY 28/29,                     January 31,
                                                       -------------------------------------------------------  ------------------
                                                       1989(1)  1990   1991   1992   1993   1994   1995   1996         1997*
                                                       -------  -----  -----  -----  -----  -----  -----  ----  ------------------
PER SHARE DATA:
    Net asset value, beginning of year..               $1.00   $1.00  $1.00  $1.00  $1.00  $1.00  $1.00  $1.00         $1.00
                                                       -------  -----  -----  -----  -----  -----  -----  ----        --------
    Investment Operations:
    Investment income--net .............                .015    .083   .076   .055   .035   .030   .043   .055          .047
                                                       -------  -----  -----  -----  -----  -----  -----  ----        --------
    Distributions:
    Dividends from investment income--net              (.015)  (.083) (.076) (.055) (.035) (.030) (.043) (.055)        (.047)
                                                       -------  -----  -----  -----  -----  -----  -----  ----        --------
    Net asset value, end of year........               $1.00   $1.00  $1.00  $1.00  $1.00  $1.00  $1.00  $1.00         $1.00
                                                       =======  =====  =====  =====  =====  =====  =====  ====        ========
total investment return.................               8.44%(2) 8.67%  7.82%  5.67%  3.55%  3.02%  4.39%  5.65%       5.16%(2)
ratios/supplemental data:
    Ratio of expenses to average net assets             .20%(2)  .20%   .20%   .20%   .20%   .20%   .20%   .20%        .20%(2)
    Ratio of net investment income to average net assets   8.42%(2) 8.20%  7.39%  5.35%  3.45%  2.99%  4.26%  5.53%       5.05%(2)
    Decrease reflected in above expense ratios due to an
    undertaking by The Dreyfus Corporation              .30%(2)  .10%   .05%   .05%   .04%   .02%     --     --            --
    Net Assets, end of year
      (000's omitted)                  $122,032 $409,870$1,915,877$4,435,718$5,001,499$4,442,145$3,342,392$2,904,121  $3,046,582
(1)  From December 27, 1988 (commencement of operations) to February 28, 1989.
(2)  Annualized.
 *  The Fund has changed its fiscal year end from the last day of February to January 31. The information provided is from
    March 1,1996 through January 31, 1997.


         Page 5



                                                                                        DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                       ---------------------------------------------------------------------
                                                                                                           ONE MONTH ENDED
                                                                           YEAR ENDED DECEMBER 31,            January 31,
                                                       ---------------------------------------------------------------------
                                                        1990(1)   1991   1992   1993   1994   1995   1996          1997*
                                                       -------    ----   ----   ----   ----   ----   ----          ------
PER SHARE DATA:
  Net asset value, beginning of year........           $1.00     $1.00  $1.00  $1.00  $1.00  $1.00  $1.00           $1.00
                                                       -------    ----   ----   ----   ----   ----   ----          ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................            .013      .047   .031   .024   .027   .038   .034            .003
                                                       -------    ----   ----   ----   ----   ----   ----          ------
  DISTRIBUTIONS:
  Dividends from investment income-net......           (.013)    (.047) (.031) (.024) (.027) (.038) (.034)          (.003)
                                                       -------    ----   ----   ----   ----   ----   ----          ------
  Net asset value, end of year..............           $1.00     $1.00  $1.00  $1.00  $1.00  $1.00  $1.00           $1.00
                                                       =======    ====   ====   ====   ====   ====   ====          ======
TOTAL INVESTMENT RETURN......................           5.90%(2)  4.75%  3.16%  2.44%  2.76%  3.85%  3.43%           3.41%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....            .20%(2)   .20%   .20%   .20%   .20%   .20%   .20%           .20%(2)
  Ratio of net investment income to
  average net assets.........................           6.55%(2)  4.54%  3.04%  2.40%  2.62%  3.78%  3.38%           3.38%(2)
  Decrease reflected in above expense ratios due
  to undertaking by The Dreyfus Corporation
  (limited to the expense limitation
  provision of the Management Agreement).....           2.30%(2)   .33%   .10%   .07%   --     --    --               --
  Net Assets, end of year (000's omitted)....         $22,911 $151,085 $259,416 $364,583 $192,710$194,088$155,913 $158,952
(1)    From October 15, 1990 (commencement of operations) to December 31, 1990.
(2)    Annualized.
*The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.



                                                                       DREYFUS TAX EXEMPT CASH MANAGEMENT
                                             ------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                             ------------------------------------------------------------------------------------
                                             1988     1989     1990     1991     1992     1993     1994     1995     1996    1997
                                            -----     -----   -----    -----    -----    ------    -----    -----    -----   -----
PER SHARE DATA:
    Net asset value, beginning of year      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00     $1.00    $1.00    $1.00   $1.00
                                            -----     -----   -----    -----    -----    ------    -----    -----    -----   -----
    INVESTMENT OPERATIONS:
    Investment income-net......              .044      .052    .062     .057     .042     .028      .023     .028     .037    .033
                                            -----     -----   -----    -----    -----    ------    -----    -----    -----   -----
    DISTRIBUTIONS:
    Dividends from investment
    income-net.................             (.044)    (.052)  (.062)   (.057)   (.042)   (.028)    (.023)   (.028)   (.037)  (.033)
                                            -----     -----   -----    -----    -----    ------    -----    -----    -----   -----
    Net asset value, end of year            $1.00     $1.00   $1.00    $1.00    $1.00    $1.00     $1.00    $1.00    $1.00  $1.00
                                            =====     =====   =====    =====    =====    ======    =====    =====    =====   =====
TOTAL INVESTMENT RETURN........              4.52%     5.27%   6.35%    5.85%    4.25%    2.83%     2.29%    2.83%    3.72%   3.31%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
    average net assets.........               .20%      .20%    .20%     .20%     .20%     .20%      .20%     .20%     .20%    .20%
Ratio of net investment income to
    average net assets.........              4.41%     5.20%   6.15%    5.70%    4.16%    2.77%     2.26%    2.73%    3.64%   3.25%
Decrease reflected in above
    expense ratios due to
    undertaking by
    The Dreyfus Corporation....               .03%      .03%    .04%     .03%     .05%     .04%      .04%     --       --     --
Net Assets, end of year
    (000's omitted)......   $1,029,739$1,006,193$1,147,753$1,905,522$1,668,671$1,838,786$1,739,787$1,299,301$1,366,497 $1,646,151



                                                                            Dreyfus New York Municipal Cash Management
                                                                   ---------------------------------------------------------------
                                                                                                                 Six Months Ended
                                                                                    Year Ended July 31,              January 31,
                                                                   ---------------------------------------------------------------
                                                                     1992(1)     1993     1994     1995    1996          1997*
                                                                    --------   -------  -------  -------  -------      ----------
PER SHARE DATA:
  Net asset value, beginning of year............................    $ 1.00     $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                                                                    --------   -------  -------  -------  -------      ----------
  Investment Operations:
  Investment income--net .......................................      .022       .023     .022     .034     .034          .017
                                                                    --------   -------  -------  -------  -------      ----------
  Distributions:
  Dividends from investment income-net..........................     (.022)     (.023)   (.022)   (.034)   (.034)        (.017)
                                                                    --------   -------  -------  -------  -------      ----------
  Net asset value, end of year..................................    $ 1.00     $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                                                                    ========   =======  =======  =======  =======      ==========
TOTAL INVESTMENT RETURN ........................................      3.02%(2)   2.27%    2.23%    3.46%    3.44%         3.29%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......................       .20%(2)    .20%     .20%     .20%     .20%          .20%(2)
  Ratio of net investment income to average net assets..........      2.71%(2)   2.20%    2.18%    3.42%    3.33%         3.28%(2)
  Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation........................       .37%(2)    .18%     .06%     --        --            --
  Net Assets, end of year (000's omitted).......................   $76,830    $116,527   $82,755   $101,309   $132,370   $132,686
(1) From November 4, 1991 (commencement of operations) to July 31, 1992.
(2) Annualized.
*The Fund has changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through January 31, 1997.


               Page 6
                          YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Institutional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Institutional Shares of the Fund refers to the income generated by an investment in Institutional Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Institutional Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Institutional Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."



        As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


        Yield information is useful in reviewing the performance of a Fund's Institutional Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                         DESCRIPTION OF THE FUNDS
GENERAL
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE


        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations
            Page 7

currently rating instruments of the type Dreyfus Cash
Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.


          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.


DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix--Certain Portfolio Securities."

DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar denominated time deposits, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.

DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques_Lending Portfolio Securities."

DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

          From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.


          From time to time, on a temporary basis other than for temporary purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, each Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities_Taxable Investments."


               Page 8
DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations, which are subject to New York State and New York City income tax, and in Taxable Investments.


          See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes," and "Appendix -- Certain Portfolio Securities."


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


          Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the
               Page 9

cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January, 1997, New York State projected an operating surplus in the General Fund for fiscal 1996-97. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                         MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1997, The Dreyfus Corporation managed or administered approximately $86 billion in assets for approximately
1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Maryland law, with respect to Dreyfus Cash Management Plus, and in accordance with Massachusetts law, with respect to each other Fund.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range
                Page 10

of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


          For each Fund's most recent fiscal year end, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.
          As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management.


                           HOW TO BUY SHARES
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Institutional Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
          The minimum initial investment to purchase Institutional Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Institutional Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.


          Institutional Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S.
                  Page 11

banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.


          Institutional Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time/2:00 p.m., California time, and (ii) as of 8:00 p.m., New York time/5:00 p.m., California time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York Time, or whose orders are placed, and payments received in Federal Funds by the Sub-custodian (Wells Fargo Bank) by 12:00 Noon, California time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily as of (i) 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.




          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


                             SHAREHOLDER SERVICES


FUND EXCHANGES -- An investor may purchase, in exchange for Institutional Shares of a Fund, Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following
               Page 12

shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.


          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into a Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the Fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, administrative although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."


          An investor who wishes to redeem Institutional Shares and purchase shares of another class of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional Shares of a Fund, in Institutional Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                          HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Institutional Shares at any time and the shares will be redeemed at the next determined net asset value.


          None of the Funds imposes charges when Institutional Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Institutional Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New York) in New York by 5:00 p.m., New York time, or transmitted to the Sub-custodian (Wells Fargo Bank) in California by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request received by Dreyfus Institutional Service Division after 12:00 Noon, California time, for transmission to the Sub-custodian (Wells Fargo Bank) will not be processed until the following business day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New
York) in New York by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not
                   Page 13
receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


PROCEDURES


          Investors may redeem Institutional Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.


          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Institutional Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Institutional Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Institutional Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Institutional Shares in this manner.


                       SHAREHOLDER SERVICES PLAN


          Each Fund's Institutional Shares are subject to a separate Shareholder Services Plan pursuant to which each Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, holders of Institutional Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses with respect to Institutional Shares. See "Management of the Funds."


                    DIVIDENDS, DISTRIBUTIONS AND TAXES


          Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Institutional Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Institutional Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Institutional Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to
                  Page 14
reinvest in additional Institutional Shares at net asset value.
All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.


          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to certain state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


          Dividends paid by Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the
                  Page 15

IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each Fund has qualified for the fiscal year ended January 31, 1997 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                             GENERAL INFORMATION


          Dreyfus Cash Management, Dreyfus Government Cash Management, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management each are organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or with respect to any matter which affects only one class.



ALL FUNDS (EXCEPT DREYFUS CASH MANAGEMENT PLUS) -- Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each of these Funds' Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, none of the Funds will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


DREYFUS CASH MANAGEMENT PLUS -- Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time less than a majority of the Directors then holding office have been elected by shareholders.


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Institutional Shares should call such institution directly.


                   Page 16

          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this Combined Prospectus.
                 Page 17

                                   APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.


LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
FORWARD COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes, and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less;
Treasury Notes have initial maturities of one to ten years; and Treasury
Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- E ach of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).
               Page 18

The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Bank Securities."


          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).


FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include mas-
                Page 19

ter demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, in Municipal Obligations the interest of which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.
ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready
                    Page 20

buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                   Page 21

          [This Page Intentionally Left Blank]
                   Page 22

Copy Rights 1997 Dreyfus Service Corporation                   CMGT/p040197ist
                   Page 23



-------------------------------------------------------------------------------


COMBINED PROSPECTUS                                              APRIL 1, 1997


                           DREYFUS CASH MANAGEMENT FUNDS
                               [ADMINISTRATIVE SHARES]
-------------------------------------------------------------------------------


        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS.
EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL
CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING ADMINISTRATIVE SHARES. ADMINISTRATIVE SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM ADMINISTRATIVE SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER EIGHT INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                     TABLE OF CONTENTS
                                                                     Page
  Annual Fund Operating Expenses...................................    3
  Condensed Financial Information..................................    4
  Yield Information................................................    7
  Description of the Funds.........................................    7
  Management of the Funds..........................................   10
  How to Buy Shares................................................   11
  Shareholder Services.............................................   13
  How to Redeem Shares.............................................   13
  Service Plan.....................................................   14
  Dividends, Distributions and Taxes...............................   14
  General Information..............................................   16
  Appendix.........................................................   18
                 Page 2


                                       ANNUAL FUND OPERATING EXPENSES
                                (as a percentage of average daily net assets)
                                                                                                          ADMINISTRATIVE
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .10%
    Total Fund Operating Expenses..............................................                              .30%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           ADMINISTRATIVE
                                                                                                              SHARES
                                  1 YEAR.......................................                               $  3
                                  3 YEARS......................................                                $10
                                  5 YEARS .....................................                                $17
                                  10 YEARS.....................................                                $38

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5%
ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL
RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Administrative Shares, the payment of which will reduce investors' annual return. As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Administrative Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."




                   Page 3

                        CONDENSED FINANCIAL INFORMATION




        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for an Administrative Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.





                                                                                                        DREYFUS CASH MANAGEMENT
                                                                                                  -----------------------------
                                                                                                             Period Ended
                                                                                                          January 31, 1997(1)
                                                                                                         ---------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                           $1.00
                                                                                                               -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                            .010
                                                                                                               -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.010)
                                                                                                               -----
Net asset value, end of period......................................................                           $1.00
                                                                                                               =====
                                                                                                               -----
TOTAL INVESTMENT RETURN.............................................................                            5.22%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                             .30%(2)
Ratio of net investment income to average net assets................................                            3.74%(2)
Net Assets, end of period...........................................................                            $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.



                                                                                               DREYFUS CASH MANAGEMENT PLUS, INC.
                                                                                           ---------------------------------------
                                                                                                            Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                         ---------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                           $1.00
                                                                                                               -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                            .010
                                                                                                               -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.010)
                                                                                                               -----
Net asset value, end of period......................................................                           $1.00
                                                                                                               =====
TOTAL INVESTMENT RETURN.............................................................                            5.22%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                             .30%(2)
Ratio of net investment income to average net assets................................                            4.99%(2)
Net Assets, end of period (000's omitted)...........................................                               $199
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                  Page 4


                                                                                             DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                           ---------------------------------------
                                                                                                           Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                        --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .010
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                         (.010)
                                                                                                              -----
Net asset value, end of period......................................................                          $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                           5.17%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                           .30%(2)
Ratio of net investment income to average net assets................................                           5.15%(2)
Net Assets, end of period (000's omitted)...........................................                         $36,900
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.




                                                                                           DREYFUS TREASURY CASH MANAGEMENT
                                                                                    ------------------------------------------
                                                                                                           Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                       --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .010
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                         (.010)
                                                                                                              -----
Net asset value, end of period......................................................                          $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                           5.07%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                            .30%(2)
Ratio of net investment income to average net assets................................                           4.25%(2)
Net Assets, end of period...........................................................                           $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.




                                                                                             DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                                             --------------------------------------
                                                                                                          Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                        --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .010
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                         (.010)
                                                                                                              -----
Net asset value, end of period......................................................                           $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                           4.97%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                            .30%(2)
Ratio of net investment income to average net assets................................                           4.91%(2)
Net Assets, end of period...........................................................                           $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                    Page 5



                                                                                           DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                                     ----------------------------------------------
                                                                                        Period Ended            One Month Ended
                                                                                     December 31, 1996(1)       January 31, 1997*
                                                                                    ----------------------      -------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................             $1.00                    $1.00
                                                                                               -----                    -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................             .0004                     .003
                                                                                               -----                    -----
    DISTRIBUTIONS:
Dividends from investment income-net.............................................            (.0004)                    (.003)
                                                                                               -----                    -----
Net asset value, end of period...................................................             $1.00                    $1.00
                                                                                               =====                    =====
TOTAL INVESTMENT RETURN..........................................................              3.38%(2)                 3.30%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................               .30%(2)                   .30%(2)
Ratio of net investment income to average net assets.............................              3.73%(2)                  3.64%(2)
Net Assets, end of period........................................................              $100                     $100
(1) From November 21, 1996 (commencement of initial offering) to December 31, 1996.
(2) Annualized.
*  The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.




                                                                                       DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                ---------------------------------------------
                                                                                                          Period Ended
                                                                                                        January 31, 1997(1)
                                                                                                       --------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................                            $1.00
                                                                                                             -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................                             .006
                                                                                                             -----
    DISTRIBUTIONS:
Dividends from investment income-net.............................................                            (.006)
                                                                                                             -----
Net asset value, end of period...................................................                            $1.00
                                                                                                             =====
TOTAL INVESTMENT RETURN..........................................................                             3.24%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................                              .30%(2)
Ratio of net investment income to average net assets.............................                             3.54%(2)
Net Assets, end of period........................................................                             $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                                                                                                        DREYFUS NEW YORK
                                                                                                  MUNICIPAL CASH MANAGEMENT
                                                                                               ------------------------------
                                                                                                          Period Ended
                                                                                                        January 31, 1997(1)
                                                                                                       --------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................                            $1.00
                                                                                                             -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................                             .006
    DISTRIBUTIONS:
Dividends from investment income-net.............................................                           (.006)
                                                                                                             -----
Net asset value, end of period...................................................                            $1.00
                                                                                                             =====
TOTAL INVESTMENT RETURN..........................................................                             3.24%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................                              .30%(2)
Ratio of net investment income to average net assets.............................                             3.24%(2)
Net Assets, end of period........................................................                              $100
(1) From November 21, 1996 (commencement of
initial offering) to January 31, 1997.
(2) Annualized.

                    Page 6

                              YIELD INFORMATION
          From time to time, each Fund advertises the yield and effective yield of its Administrative Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Administrative Shares of the Fund refers to the income generated by an investment in Administrative Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Administrative Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Administrative Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."




          As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.

          Yield information is useful in reviewing the performance of a Fund's Administrative Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                         DESCRIPTION OF THE FUNDS
GENERAL
          WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE


          The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES
          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations
             Page 7

currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.



          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.



DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix_Certain Portfolio Securities."


DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar denominated time deposits, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix _ Investment Techniques." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix_Certain Portfolio Securities." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.


DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques_Lending Portfolio Securities."



DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."


DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.



DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.



          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."


                  Page 8

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income tax and in Taxable Investments.



          See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes," and "Appendix -- Certain Portfolio Securities."


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


          Each of these Fund's may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the
                  Page 9

cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January, 1997, New York State projected an operating surplus in the General Fund for fiscal 1996-1997. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                         MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1997, The Dreyfus Corporation managed or administered approximately $86 billion in assets for approximately
1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Maryland law, with respect to Dreyfus Cash Management Plus, and in accordance with Massachusetts law, with respect to each other Fund.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range
                  Page 10

of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


          For each Fund's most recent fiscal year end, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.
          As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management.


                            HOW TO BUY SHARES
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Administrative Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
          The minimum initial investment to purchase Administrative Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Administrative Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
                     Page 11


          Administrative Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.


          Administrative Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time/2:00 p.m., California time, and (ii) as of 8:00 p.m., New York time/5:00 p.m., California time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, the New York Stock Exchange or the Transfer Agent, is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York Time, or whose orders are placed, and payments received in Federal Funds by the Sub-custodian (Wells Fargo Bank) by 12:00 Noon, California time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


                 Page 12

                        SHAREHOLDER SERVICES


FUND EXCHANGES -- An investor may purchase, in exchange for Administrative Shares of a Fund, Administrative Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.


          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."


          An investor who wishes to redeem Administrative Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Administrative Shares of a Fund, in Administrative Shares of any other Fund if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                          HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Administrative Shares at any time and the shares will be redeemed at the next determined net asset value.


          None of the Funds imposes charges when Administrative Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Administrative Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New York) in New York by 5:00 p.m., New York time, or transmitted to the Sub-custodian (Wells Fargo Bank) in California by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request received by Dreyfus Institutional Service Division after 12:00 Noon, California time, for transmission to the Sub-custodian (Wells Fargo Bank) will not be processed until the following business day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New
York) in New York by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will
                Page 13

not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request effected in proper form after 8:00 p.m., New York time, will not be effective until the following business day.


PROCEDURES


          Investors may redeem Administrative Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.


          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Administrative Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Administrative Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Administrative Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Administrative Shares in this manner.


                                 SERVICE PLAN
          Administrative Shares of each Fund are subject to a separate
Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Administrative Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Administrative Shares and for providing certain services relating to shareholder accounts for Administrative Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Administrative Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Administrative Shares a consolidated statement. The fee payable for Servicing is intended to be a "service fee" as defined in NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES
          Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Administrative Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Administrative Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Administrative Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indi-
               Page 14

cate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Administrative Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.


          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income taxes and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


          Dividends paid by Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


                    Page 15

          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
          Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each Fund has qualified for the fiscal year ended January 31, 1997 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


          Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.


                            GENERAL INFORMATION
          Dreyfus Cash Management, Dreyfus Government Cash Management, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Administrative Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.



ALL FUNDS (EXCEPT DREYFUS CASH MANAGEMENT PLUS) -- Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each of these Funds' Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, none of the Funds will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


DREYFUS CASH MANAGEMENT PLUS -- Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board
                 Page 16

will call a meeting of shareholders for the purpose of electing Directors if, at any time less than a majority of the Directors then holding office have been elected by shareholders.


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Administrative Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this Combined Prospectus.
                  Page 17

                                APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.


LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
FORWARD COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
                       Page 18

REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- E ach of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) --
 Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Bank Securities."


          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) --
 Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).


FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
                  Page 19

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies _ Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, neither of these Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.
                Page 20

ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
              Page 21

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              Page 22

Copy Rights 1997 Dreyfus Service Corporation                   CMGT/p040197adm
              Page 23


-------------------------------------------------------------------------------


COMBINED PROSPECTUS                                              APRIL 1, 1997


                           DREYFUS CASH MANAGEMENT FUNDS
                               [INVESTOR SHARES]
-------------------------------------------------------------------------------


        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS.
EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING INVESTOR SHARES. INVESTOR SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM INVESTOR SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER EIGHT INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                              TABLE OF CONTENTS
                                                                        Page
     Annual Fund Operating Expenses.................................     3
     Condensed Financial Information................................     4
     Yield Information..............................................     7
     Description of the Funds.......................................     7
     Management of the Funds........................................     10
     How to Buy Shares..............................................     11
     Shareholder Services...........................................     13
     How to Redeem Shares...........................................     13
     Service Plan...................................................     14
     Dividends, Distributions and Taxes.............................     14
     General Information............................................     16
     Appendix.......................................................     18
                       Page 2

                        ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)
                                                                                                            INVESTOR
                                                                                                             SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .25%
    Total Fund Operating Expenses..............................................                              .45%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                             INVESTOR
                                                                                                              SHARES
                                  1 YEAR.......................................                               $  5
                                  3 YEARS......................................                                $14
                                  5 YEARS .....................................                                $25
                                  10 YEARS.....................................                                $57

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A
5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Investor Shares, the payment of which will reduce investors' annual return. As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Investor Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                        Page 3



                          CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS
        Contained below for each Fund is per share operating performance data for an Investor Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.





                                                                                                DREYFUS CASH MANAGEMENT
                                                                               ---------------------------------------------------
                                                                                                 YEAR ENDED JANUARY 31,
                                                                               ---------------------------------------------------
                                                                                    1994(1)        1995         1996         1997
                                                                               --------------    --------     -------     ---------
PER SHARE DATA:
  Net asset value, beginning of year...............................               $1.00           $1.00        $1.00        $1.00
                                                                               --------------    --------     -------     ---------
  INVESTMENT OPERATIONS:
  Investment income-net............................................                .002            .040         .056         .050
                                                                               --------------    --------     -------     ---------
  DISTRIBUTIONS:
  Dividends from investment income-net.............................               (.002)          (.040)       (.056)       (.050)
                                                                               --------------    --------     -------     ---------
  Net asset value, end of year.....................................               $1.00           $1.00        $1.00        $1.00
                                                                               ==============    ========     =======     =========
TOTAL INVESTMENT RETURN............................................                2.82%(2)        4.03%        5.76%        5.13%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................                 .45%(2)        .45%          .45%         .45%
  Ratio of net investment income to average net assets.............                2.83%(2)        3.94%        5.54%        5.02%
  Net Assets, end of year (000's omitted)..........................             $52,272         $85,334     $430,302     $580,582
(1) From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2) Annualized.



                                                                                          DREYFUS CASH MANAGEMENT PLUS, INC.
                                                                            ------------------------------------------------------
                                                                                                                FOUR MONTHS ENDED
                                                                                 YEAR ENDED SEPTEMBER 30,          JANUARY 31,
                                                                            ---------------------------------   ------------------
                                                                              1994(1)      1995      1996             1997*
                                                                            ------------  -------  ----------   ------------------
PER SHARE DATA:
  Net asset value, beginning of year...............................            $1.00      $1.00      $1.00             $1.00
  Investment Operations:
  Investment income-net............................................             .025       .055       .052              .017
                                                                               ------     ------     ------           -------
  Distributions:
  Dividends from investment income-net.............................            (.025)     (.055)     (.052)            (.017)
                                                                               ------     ------     ------           -------
  Net asset value, end of year.....................................            $1.00      $1.00      $1.00             $1.00
                                                                               ======     ======     ======           =======
TOTAL INVESTMENT RETURN............................................             3.61%(2)   5.61%      5.33%             5.10%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................              .45%(2)    .45%       .45%              .45%(2)
  Ratio of net investment income to average net assets.............             4.00%(2)   5.66%      5.19%             5.07%(2)
  Net Assets, end of year (000's omitted)..........................           $6,087   $352,499   $629,251          $781,920
(1) From January 24, 1994 (commencement of initial offering) to September 30, 1994.
(2) Annualized.
* The Fund has changed its fiscal year end from September 30 to January 31. The information provided is from October 1,1996 through January 31, 1997.


                 Page 4



                                                                                      DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                ---------------------------------------------
                                                                                             YEAR ENDED JANUARY 31,
                                                                                ---------------------------------------------
                                                                                     1994(1)     1995      1996      1997
                                                                                    --------     -----     -----     -----
PER SHARE DATA:
  Net asset value, beginning of year...............................                 $1.00       $1.00     $1.00      $1.00
                                                                                    --------     -----     -----     -----
  INVESTMENT OPERATIONS:
  Investment income-net............................................                  .002        .039      .056       .050
                                                                                    --------     -----     -----     -----
  DISTRIBUTIONS:
  Dividends from investment income-net.............................                 (.002)      (.039)    (.056)     (.050)
                                                                                    --------     -----     -----     -----
  Net asset value, end of year.....................................                 $1.00       $1.00     $1.00      $1.00
                                                                                    ========     =====     =====     =====
TOTAL INVESTMENT RETURN............................................                  2.82%(2)    3.95%     5.75%      5.12%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................                   .45%(2)     .45%      .45%       .45%
  Ratio of net investment income to average net assets.............                  2.83%(2)    4.22%     5.49%      5.01%
  Net Assets, end of year (000's omitted)..........................               $15,097     $39,704  $451,665   $547,460
(1) From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2) Annualized.



                                                                                         DREYFUS TREASURY CASH MANAGEMENT
                                                                             -----------------------------------------------------
                                                                                                                 SIX MONTHS ENDED
                                                                                 YEAR ENDED JULY 31,                 JANUARY 31,
                                                                             ---------------------------------  ------------------
                                                                               1994(1)      1995      1996             1997*
                                                                              --------     ------    ------          --------
PER SHARE DATA:
  Net asset value, beginning of year...............................            $1.00       $1.00      $1.00         $1.00
                                                                              --------     ------    ------          --------
  Investment Operations:
  Investment income_net ...........................................             .018        .050       .051          .025
  Distributions:
  Dividends from investment income-net.............................           (.018)      (.050)      (.051)        (.025)
                                                                              --------     ------    ------          --------
  Net asset value, end of year.....................................            $1.00       $1.00      $1.00         $1.00
                                                                              ========     ======    ======          ========
TOTAL INVESTMENT RETURN............................................             3.22%(2)    5.08%      5.25%         4.96%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................              .45%(2)     .45%       .45%          .45%(2)
  Ratio of net investment income to average net assets.............             3.33%(2)    5.24%      5.05%         4.89%(2)
  Net Assets, end of year (000's omitted)..........................          $20,610     $39,047   $237,566       $330,415

(1)From January 10, 1994 (commencement of initial offering) to July 31, 1994.
(2)Annualized.
*The Fund has changed its fiscal year end from July 31 to January 31. The information provided is from August 1,1996 through
January 31, 1997.



                                                                                        DREYFUS TREASURY PRIME CASH MANAGEMENT
                                                                             -----------------------------------------------------
                                                                                                              ELEVEN MONTHS ENDED
                                                                              YEAR ENDED FEBRUARY 28/29,          JANUARY 31,
                                                                             -------------------------------  --------------------
                                                                              1994(1)     1995       1996            1997*
                                                                              --------   ------     ------          --------
PER SHARE DATA:
  Net asset value, beginning of year...............................            $1.00      $1.00      $1.00           $1.00
                                                                              --------   ------     ------          --------
  Investment Operations:
  Investment income-net............................................             .004       .041       .053            .044
                                                                              --------   ------     ------          --------
  Distributions:
  Dividends from investment income-net.............................            (.004)     (.041)     (.053)          (.044)
                                                                              --------   ------     ------          --------
  Net asset value, end of year.....................................            $1.00      $1.00      $1.00           $1.00
                                                                              ========   ======     ======          ========
TOTAL INVESTMENT RETURN............................................             2.77%(2)   4.13%      5.39%           4.88%(2)
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................              .45%(2)    .45%       .45%            .45%(2)
  Ratio of net investment income to average net assets.............             2.78%(2)   4.26%      5.21%           4.80%(2)
  Net Assets, end of year (000's omitted)..........................          $53,916   $122,524   $255,618        $358,018
(1) From January 10, 1994 (commencement of initial offering) to February 28, 1994.
(2) Annualized.
*The Fund has changed its fiscal year end from the last day of February to January 31. The information provided is from
March 1,1996 through January 31, 1997.


               Page 5





                                                                                  DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                     -------------------------------------------------------------
                                                                                                                   ONE MONTH ENDED
                                                                                YEAR ENDED DECEMBER 31,              JANUARY 31,
                                                                     ----------------------------------------   ------------------
                                                                       1993(1)     1994     1995      1996              1997*
                                                                      ---------   ------   ------    --------         --------
PER SHARE DATA:
  Net asset value, beginning of year......................             $1.00      $1.00    $1.00      $1.00             $1.00
                                                                      ---------   ------   ------    --------         --------
  INVESTMENT OPERATIONS:
  Investment income-net...................................              .005       .025     .035       .031              .003
                                                                      ---------   ------   ------    --------         --------
  DISTRIBUTIONS:
  Dividends from investment income-net....................             (.005)     (.025)   (.035)     (.031)            (.003)
                                                                      ---------   ------   ------    --------         --------
  Net asset value, end of year............................             $1.00      $1.00    $1.00      $1.00             $1.00
                                                                      =========   ======   ======    ========         ========
TOTAL INVESTMENT RETURN...................................              2.12%(2)   2.51%    3.60%      3.18%             3.18%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.................               .45%(2)    .45%     .45%       .45%              .45%(2)
  Ratio of net investment income to
  average net assets......................................              2.14%(2)   2.43%    3.51%      3.14%            3.13%(2)
  Net Assets, end of year (000's omitted).................             $1        $1,410  $22,817    $45,828           $66,672
(1) From September 30, 1993 (commencement of initial offering) to December 31, 1993.
(2) Annualized.
* The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.





                                                                                      DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                  --------------------------------------------
                                                                                              YEAR ENDED JANUARY 31,
                                                                                  --------------------------------------------
                                                                                     1994(1)       1995       1996      1997
                                                                                     -----         ----       ----      ----
PER SHARE DATA:
  Net asset value, beginning of year...............................                  $1.00         $1.00     $1.00      $1.00
                                                                                     -----         ----       ----      ----
  INVESTMENT OPERATIONS:
  Investment income-net............................................                   .001          .025      .034       .030
                                                                                     -----         ----       ----      ----
  DISTRIBUTIONS:
  Dividends from investment income-net.............................                  (.001)        (.025)    (.034)     (.030)
                                                                                     -----         ----       ----      ----
  Net asset value, end of year.....................................                  $1.00         $1.00     $1.00      $1.00
                                                                                     =====         ====       ====      ====
TOTAL INVESTMENT RETURN............................................                   1.83%(2)      2.57%     3.46%      3.05%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................                    .45%(2)       .45%      .45%       .45%
  Ratio of net investment income to average net assets.............                   1.87%(2)      2.74%     3.39%      2.98%
  Net Assets, end of year (000's omitted)..........................                  $1          $47,427   $79,813     $44,431
(1) From January 10, 1994 (commencement of initial offering) to January 31, 1994.
(2) Annualized.



                                                                                 DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                                                            --------------------------------------------------
                                                                                                            SIX MONTHS ENDED
                                                                                  YEAR ENDED JULY 31,           JANUARY 31,
                                                                            -------------------------------  -----------------

PER SHARE DATA:                                                                1994(1)     1995       1996           1997*
                                                                            ---------    -------    -------       ---------
  Net asset value, beginning of year...............................           $1.00       $1.00      $1.00          $1.00
                                                                            ---------    -------    -------       ---------
  Investment Operations:
  Investment income_net ...........................................            .011        .032       .031           .015
  Distributions:
  Dividends from investment income-net.............................           (.011)      (.032)      .031          (.015)
                                                                            ---------    -------    -------       ---------
  Net asset value, end of year.....................................           $1.00       $1.00      $1.00          $1.00
                                                                            =========    =======    =======       =========
TOTAL INVESTMENT RETURN ...........................................            2.02%(2)    3.20%      3.18%          3.04%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..........................             .45%(2)     .45%       .45%           .45%(2)
  Ratio of net investment income to average net assets ............            2.12%(2)    2.81%      3.09%           3.03%(2)
  Net Assets, end of year (000's omitted)..........................           $53,324      $6,023    $14,317          $8,398
(1) From January 18, 1994 (commencement of initial offering) to July 31, 1994.
(2) Annualized.
* The Fund has changed its fiscal year end from July 31 to January 31. The information provided is from August 1, 1996 through January 31, 1997.


              Page 6

                        YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Investor Shares of the Fund refers to the income generated by an investment in Investor Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Investor Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Investor Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."




        As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


        Yield information is useful in reviewing the performance of a Fund's Investor Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                        DESCRIPTION OF THE FUNDS
GENERAL
        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.

INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.

        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors
               Page 7

Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

        Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.

DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix--Certain Portfolio Securities."

DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar denominated time deposits, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.

DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques_Lending Portfolio Securities."

DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."

        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.


        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets
                 Page 8

in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations").The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which New York State and New York City income tax, and in Taxable Investments.


          See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes," and "Appendix -- Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds' investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


          Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by other foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders
                 Page 9

should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January, 1997, New York State projected an operating surplus in the General Fund for fiscal 1995-97. There can be no assurance that the State will not face substantial potential budget gaps in future years.Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                        MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1997, The Dreyfus Corporation managed or administered approximately $86 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with the Fund, subject to the authority of the Fund's Board, and in accordance with Maryland law, with respect to Dreyfus Cash Management Plus, and in accordance with Massachusetts law, with respect to each other Fund.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive
                 Page 10

range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


        For each Fund's most recent fiscal year end, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.
        As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund:
(i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management.


                          HOW TO BUY SHARES
GENERAL
        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Investor Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
        The minimum initial investment to purchase Investor Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Investor Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
                   Page 11


        Investor Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.


        Investor Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time/2:00 p.m., California time and (ii) as of 8:00 p.m. New York time/5:00 p.m. California time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York Time, or whose orders are placed, and payments received in Federal Funds by the Sub-custodian (Wells Fargo Bank) by 12:00 Noon, California time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.




          Orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.



          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders in proper form effected between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.



DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.




          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


                Page 12


                           SHAREHOLDER SERVICES
FUND EXCHANGES -- An investor may purchase, in exchange for Investor Shares of a Fund, Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, which has different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.


        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares _ Procedures." Before an exchange into Dreyfus Institutional Short Term Treasury Fund, the investor must obtain and should review a copy of the fund's current prospectus, which may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."


        An investor who wishes to redeem Investor Shares and purchase shares of another class of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Investor Shares of a Fund, in Investor Shares of any other Fund or of Dreyfus Institutional Short Term Treasury Fund, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                              HOW TO REDEEM SHARES
GENERAL
        Investors may request redemption of Investor Shares at any time and the shares will be redeemed at the next determined net asset value.


        None of the Funds imposes charges when Investor Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


        Each Fund ordinarily will make payment for all Investor Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New York) in New York by 5:00 p.m., New York time, or transmitted to the Sub-custodian (Wells Fargo Bank) in California by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request received by Dreyfus Institutional Service Division after 12:00 Noon, California time, for transmission to the Sub-custodian (Wells Fargo Bank) will not be processed until the following business day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


                     Page 13


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New
York) in New York by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request effected in proper form after 8:00 p.m., New York time, will not be effective until the following business day.



        Investors may redeem Investor Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.


        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Investor Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Investor Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Investor Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Investor Shares in this manner.



                             SERVICE PLAN


        Investor Shares of each Fund are subject to a separate Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Investor Shares and
(b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Investor Shares a consolidated statement and checkwriting privileges. The fee payable for Servicing is intended to be a "service fee" as defined in the NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                 DIVIDENDS, DISTRIBUTIONS AND TAXES


        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus, or the New York Stock Exchange only, as to each other Fund, is open for business. Investor Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Investor Shares at net asset value or, at the investor's option, paid in cash. If an investor
                  Page 14

redeems all Investor Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


        Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.


          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


        Dividends paid by Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


                  Page 15
        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management believes that each Fund has qualified for the fiscal year ended January 31, 1997, as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION


        Dreyfus Cash Management, Dreyfus Government Cash Management, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust, and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986, and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


ALL FUNDS (EXCEPT DREYFUS CASH MANAGEMENT PLUS) -- Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each, of these Funds' Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, none of the Funds will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

DREYFUS CASH MANAGEMENT PLUS -- Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time less than a majority of the Directors then holding office have been elected by shareholders.

              Page 16


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


        Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Investor Shares should call such institution directly.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this Combined Prospectus.
             Page 17

                                 APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.


LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
FORWARD COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
                  Page 18

REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- Each of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) --
 Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Bank Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).


FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
              Page 19

CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, none of these Funds anticipate that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.
             Page 20

ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
               Page 21

[This Page Intentionally left Blank]
               Page 22

Copy Rights 1997 Dreyfus Service Corporation                   CMGT/p040197inv
               Page 23


-------------------------------------------------------------------------------


COMBINED PROSPECTUS                                              APRIL 1, 1997


                        DREYFUS CASH MANAGEMENT FUNDS
                           [PARTICIPANT SHARES]
-------------------------------------------------------------------------------


        DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS MUNICIPAL CASH MANAGEMENT PLUS AND DREYFUS TAX EXEMPT CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE, AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, EACH FUND IS OFFERING PARTICIPANT SHARES. PARTICIPANT SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM PARTICIPANT SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.
        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF EACH OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER EIGHT INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-346-3621.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                                                        Page
    Annual Fund Operating Expenses............................            3
    Condensed Financial Information...........................            4
    Yield Information.........................................            7
    Description of the Funds..................................            7
    Management of the Funds...................................           10
    How to Buy Shares.........................................           11
    Shareholder Services......................................           13
    How to Redeem Shares......................................           13
    Service Plan..............................................           14
    Dividends, Distributions and Taxes........................           14
    General Information.......................................           16
    Appendix..................................................           18
                 Page 2


                                                ANNUAL FUND OPERATING EXPENSES
                                         (as a percentage of average daily net assets)

                                                                                                          PARTICIPANT
                                                                                                            SHARES
    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .40%
    Total Fund Operating Expenses..............................................                              .60%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           PARTICIPANT
                                                                                                              SHARES
                                  1 YEAR.......................................                               $  6
                                  3 YEARS......................................                                $19
                                  5 YEARS .....................................                                $33
                                  10 YEARS.....................................                                $75

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN
GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


          The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Participant Shares, the payment of which will reduce investors' annual return. As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Participant Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                         Page 3

                     CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, accompany the Statement of Additional Information, available upon request.


                       FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for a Participant Share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.





                                                                                                       DREYFUS CASH MANAGEMENT
                                                                                                  --------------------------------
                                                                                                            Period Ended
                                                                                                          January 31, 1997(1)
                                                                                                        ---------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                           $1.00
                                                                                                               -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                            .010
                                                                                                               -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.010)
                                                                                                               -----
Net asset value, end of period......................................................                           $1.00
                                                                                                               =====
TOTAL INVESTMENT RETURN.............................................................                            4.92%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                             .60%(2)
Ratio of net investment income to average net assets................................                            3.84%(2)
Net Assets, end of period...........................................................                            $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.




                                                                                             DREYFUS CASH MANAGEMENT PLUS, INC.
                                                                                           ---------------------------------------
                                                                                                            Period Ended
                                                                                                          January 31, 1997(1)
                                                                                                       ---------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                           $1.00
                                                                                                               -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                            .010
                                                                                                               -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.010)
                                                                                                               -----
Net asset value, end of period......................................................                           $1.00
                                                                                                               =====
TOTAL INVESTMENT RETURN.............................................................                            4.92%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                             .60%(2)
Ratio of net investment income to average net assets................................                            4.78%(2)
Net Assets, end of period (000's omitted)...........................................                            $472
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


            Page 4



                                                                                             DREYFUS GOVERNMENT CASH MANAGEMENT
                                                                                        ------------------------------------------
                                                                                                           Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                        --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .001
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.001)
                                                                                                              -----
Net asset value, end of period......................................................                          $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                           4.87%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                            .60%(2)
Ratio of net investment income to average net assets................................                           4.85%(2)
Net Assets, end of period (000's omitted)...........................................                           $218
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                                                                                              DREYFUS TREASURY CASH MANAGEMENT
                                                                                        ------------------------------------------
                                                                                                           Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                        --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .009
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                           (.009)
                                                                                                              -----
Net asset value, end of period......................................................                          $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                           4.77%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                           .60%(2)
Ratio of net investment income to average net assets................................                          4.20%(2)
Net Assets, end of period...........................................................                          $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.



                                                                                                      DREYFUS TREASURY PRIME
                                                                                                         CASH MANAGEMENT
                                                                                                      ------------------------
                                                                                                           Period Ended
                                                                                                         January 31, 1997(1)
                                                                                                        --------------------
PER SHARE DATA:
Net asset value, beginning of period................................................                          $1.00
                                                                                                              -----
    INVESTMENT OPERATIONS:
Investment income-net...............................................................                           .009
                                                                                                              -----
    DISTRIBUTIONS:
Dividends from investment income-net................................................                          (.009)
                                                                                                              -----
Net asset value, end of period......................................................                          $1.00
                                                                                                              =====
TOTAL INVESTMENT RETURN.............................................................                          4.66%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.............................................                           .60%(2)
Ratio of net investment income to average net assets................................                          4.70%(2)
Net Assets, end of period...........................................................                          $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                 Page 5



                                                                                          DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
                                                                                     ---------------------------------------------
                                                                                       Period Ended              One Month Ended
                                                                                     December 31, 1996(1)        January 31, 1997*
                                                                                     --------------------     --------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................             $1.00                   $1.00
                                                                                               -----                  -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................              .004                    .003
                                                                                               -----                  -----

    DISTRIBUTIONS:
Dividends from investment income-net.............................................             (.004)                  (.003)
                                                                                               -----                  -----
Net asset value, end of period...................................................             $1.00                   $1.00
                                                                                               =====                  =====
TOTAL INVESTMENT RETURN..........................................................              3.12%(2)                2.94%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................              .60%(2)                  .60%(2)
Ratio of net investment income to average net assets.............................              3.55%(2)                3.17%(2)
Net Assets, end of period........................................................              $100                    $100
(1) From November 21, 1996 (commencement of initial offering) to December 31, 1996.
(2) Annualized.
*  The Fund has changed its fiscal year end from December 31 to January 31. The information provided is from January 1, 1997 through January 31, 1997.


                                                                                           DREYFUS TAX EXEMPT CASH MANAGEMENT
                                                                                    ---------------------------------------------
                                                                                                          Period Ended
                                                                                                       January 31, 1997(1)
                                                                                                       --------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................                           $1.00
                                                                                                             -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................                            .006
                                                                                                             -----
    DISTRIBUTIONS:
Dividends from investment income-net.............................................                            (.006)
                                                                                                             -----
Net asset value, end of period...................................................                           $1.00
                                                                                                             ======
TOTAL INVESTMENT RETURN..........................................................                            2.94%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................                             .60%(2)
Ratio of net investment income to average net assets.............................                            3.29%(2)
Net Assets, end of period........................................................                            $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                                                                                                      DREYFUS NEW YORK
                                                                                                 MUNICIPAL CASH MANAGEMENT
                                                                                              ------------------------------
                                                                                                         Period Ended
                                                                                                      January 31, 1997(1)
                                                                                                      --------------------
PER SHARE DATA:
Net asset value, beginning of period.............................................                            $1.00
                                                                                                             -----
    INVESTMENT OPERATIONS:
Investment income-net............................................................                             .006
                                                                                                             -----
    DISTRIBUTIONS:
Dividends from investment income-net.............................................                            (.006)
                                                                                                             -----
Net asset value, end of period...................................................                            $1.00
                                                                                                             =====
TOTAL INVESTMENT RETURN..........................................................                            2.94%(2)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........................................                             .60%(2)
Ratio of net investment income to average net assets.............................                            2.88%(2)
Net Assets, end of period........................................................                             $100
(1) From November 21, 1996 (commencement of initial offering) to January 31, 1997.
(2) Annualized.


                Page 6

                              YIELD INFORMATION
          From time to time, each Fund advertises the yield and effective yield of its Participant Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Participant Shares of the Fund refers to the income generated by an investment in Participant Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Participant Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Participant Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."



          As to Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (collectively, the "Tax Exempt Funds"), tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of Dreyfus New York Municipal Cash Management, typically the highest combined Federal, New York State, and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


          Yield information is useful in reviewing the performance of a Fund's Participant Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.


                          DESCRIPTION OF THE FUNDS
GENERAL
          WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES OF A FUND AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law. INVESTMENT OBJECTIVE


          The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management only, which is exempt from Federal income tax, and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State, and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES
          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, Dreyfus Cash Management and Dreyfus Cash Management Plus will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently
            Page 7

rating instruments of the type Dreyfus Cash Management, Dreyfus Cash Management Plus, and each Tax Exempt Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the applicable "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.


          Each Fund except Dreyfus New York Municipal Cash Management is classified as a diversified investment company. Dreyfus New York Municipal Cash Management is classified as a non-diversified investment company.


DREYFUS CASH MANAGEMENT -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks or London branches of domestic banks, repurchase agreements, and high grade commercial paper and other short-term corporate obligations. During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below and "Appendix _ Certain Portfolio Securities."

DREYFUS CASH MANAGEMENT PLUS -- The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar denominated time deposits, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund may lend portfolio securities and enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, the Fund will invest at least 25% of its total assets in bank obligations. See "Investment Considerations and Risks" below.

DREYFUS GOVERNMENT CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." In addition, the Fund may lend portfolio securities. See "Appendix--Investment Techniques_Lending Portfolio Securities."

DREYFUS TREASURY CASH MANAGEMENT -- The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities."

DREYFUS TREASURY PRIME CASH MANAGEMENT -- The Fund invests only in securities issued and guaranteed as to principal and interest by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Appendix--Certain Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS -- The Fund invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix--Certain Portfolio Securities."

          From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objectives.


          From time to time, on a temporary basis other than for temporary purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix--Certain Portfolio Securities_Taxable Investments."


                 Page 8

DREYFUS TAX EXEMPT CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that the Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's management policies are identical to those of Dreyfus Municipal Cash Management Plus, except that, under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). The remainder of the Fund's assets may be invested in securities which are not New York Municipal Obligations, and, therefore may be subject to Federal, New York State, and New York City income taxes. To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations which are subject to New York State and New York City income tax, and in Taxable Investments.


          See "Investment Considerations and Risks_Investing in New York Municipal Obligations" below, "Dividends, Distributions and Taxes" and "Appendix_Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

BANK SECURITIES (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- To the extent each of these Funds investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. Each Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.


          Each of these Funds may invest in securities issued by London branches of domestic banks, and Dreyfus Cash Management Plus may invest in securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Accordingly, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each of these Funds may be subject to greater risk as compared to a fund that does not follow this practice.
          Certain municipal lease/purchase obligations in which each of these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the
               Page 9

cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in either of these Funds. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by these Funds so as to adversely affect Fund shareholders, each Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Funds would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since Dreyfus New York Municipal Cash Management is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing principally in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January, 1997, New York State projected an operating surplus in the General Fund for fiscal 1996-97. There can be no assurance that the State will not face substantial potential budget gaps in future years.Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of Dreyfus New York Municipal Cash Management as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                         MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1997, The Dreyfus Corporation managed or administered approximately $86 billion in assets for approximately
1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board, in accordance with Maryland law, with respect to Dreyfus Cash Management Plus, and in accordance with Massachusetts law, with respect to each other Fund.


          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive
               Page 10

range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


          For each Fund's most recent fiscal year end, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.
          As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
          The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management.


                              HOW TO BUY SHARES
GENERAL
          The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Participant Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
          The minimum initial investment to purchase Participant Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of any Fund or Dreyfus Institutional Short Term Treasury Fund; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
          Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Participant Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
                Page 11


          Participant Shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.


          Participant Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 5:00 p.m., New York time/2:00 p.m., California time, and (ii) as of 8:00 p.m., New York time/5:00 p.m., California time, on each day the New York Stock Exchange or, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, the New York Stock Exchange or the Transfer Agent, is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York Time, or whose orders are placed, and payments received in Federal Funds by the Sub-custodian (Wells Fargo Bank) by 12:00 Noon, California time, will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders placed with Dreyfus Institutional Services Division in New York after 12:00 Noon, New York time, but prior to 5:00 p.m., New York time, and payments for which are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 6:00 p.m., New York time, also will become effective at the price determined at 5:00 p.m., New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 5:00 p.m. and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- Each of these Fund's net asset value per share is determined twice daily: (i) as of 12:00 Noon, New York time, and (ii) as of 8:00 p.m., New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Investors whose orders are placed, and payments are received in or converted into Federal Funds by the Custodian (The Bank of New York) by 12:00 Noon, New York time, will be effective at the price determined at 12:00 Noon, New York time, on that day. Shares so purchased will receive the dividend declared on that day.


          Orders effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will become effective at the price determined at 8:00 p.m., New York time, on that day, if Federal Funds are received by the Custodian (The Bank of New York) by 11:00 a.m., New York time, on the following business day. Shares so purchased will begin to accrue dividends on the business day following the date the order became effective. Orders effected in proper form between 12:00 Noon and 8:00 p.m., New York time, by a means other than an automated interface or trading system will become effective on the following business day.


              Page 12

                             SHAREHOLDER SERVICES


FUND EXCHANGES -- An investor may purchase, in exchange for Participant Shares of a Fund, Participant Shares of any other Fund. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the Fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Automated Facilities and the dividend/capital gain distribution option selected by the investor.


          To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."

          An investor who wishes to redeem Participant Shares and purchase shares of another class of a Fund should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Participant Shares of a Fund, in Participant Shares of any other Fund, if the investor is a shareholder in such Fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                           HOW TO REDEEM SHARES
GENERAL
          Investors may request redemption of Participant Shares at any time and the shares will be redeemed at the next determined net asset value.


          None of these Funds imposes charges when Participant Shares are redeemed. Service Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


          Each Fund ordinarily will make payment for all Participant Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New York) in New York by 5:00 p.m., New York time, or transmitted to the Sub-custodian (Wells Fargo Bank) in California by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. A redemption request received by Dreyfus Institutional Service Division after 12:00 Noon, California time, for transmission to the Sub-custodian (Wells Fargo Bank) will not be processed until the following business day. A redemption request effected through an automated interface or trading system after 5:00 p.m., New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a redemption request is received in proper form, and transmitted to the Custodian (The Bank of New
York) in New York by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not
                    Page 13

receive the dividend declared on that day. A redemption request effected through an automated interface or trading system after 12:00 Noon, New York time, but prior to 8:00 p.m., New York time, will be effective on that day, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day. A redemption request in proper form effected after 8:00 p.m., New York time, will not be effective until the following business day.


PROCEDURES


          Investors may redeem Participant Shares by wire or telephone, or through a compatible automated interface or trading system, as described below.


          If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Participant Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Participant Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Participant Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.


REDEMPTION THROUGH COMPATIBLE AUTOMATED FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through a compatible automated interface or trading system. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their automated facilities are compatible and to receive instructions for redeeming Participant Shares in this manner.


                              SERVICE PLAN


          Participant Shares of each Fund are subject to a separate Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Participant Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Participant Shares and for providing certain services relating to shareholder accounts for Participant Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Participant Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services. The fee payable for Servicing is intended to be a "service fee" as defined in the NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES


        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange or the Transfer Agent, as to Dreyfus Cash Management and Dreyfus Cash Management Plus only, or the New York Stock Exchange, as to each other Fund, is open for business. Participant Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Participant Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Participant Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accoun-
                 Page 14

tholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Participant Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


          Dividends paid by each Tax Exempt Fund derived from Taxable Investments, and dividends paid by each other Fund derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in additional Fund shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.


          Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by each Tax Exempt Fund will not be subject to Federal income tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City income taxes. Dividends and distributions of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management may be subject to state and local taxes. Although all or a substantial portion of the dividends paid by each Tax Exempt Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If a Tax Exempt Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


          Dividends paid by Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by these Funds may be subject to state and local corporate income and/or franchise taxes. In addition, in certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. Each of these Funds intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.
          Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


          Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For each Tax Exempt Fund, these statements will set forth the dollar amount of income exempt from Federal tax and, as to Dreyfus New York Municipal Cash Management, New York State and New York City taxes, and the dollar amount, if any, subject to such tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If a Tax Exempt Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


          The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
               Page 15

          Federal regulations generally require each Fund to withhold
("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each Fund has qualified for the fiscal year ended January 31, 1997, as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


          Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION


        Dreyfus Cash Management, Dreyfus Government Cash Management, and Dreyfus Tax Exempt Cash Management were incorporated under Maryland law on December 6, 1984, February 1, 1984, and January 27, 1984, respectively, and commenced operations in March, 1985. On May 22, 1987, each of these Funds was reorganized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Dreyfus New York Municipal Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust and commenced operations on November 4, 1991, October 15, 1990, September 4, 1986 and December 27, 1988, respectively. Each of these Funds is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Dreyfus Cash Management Plus was incorporated under Maryland law on August 12, 1987, commenced operations on October 6, 1987, and is authorized to issue 15 billion shares of common stock, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Participant Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


ALL FUNDS (EXCEPT DREYFUS CASH MANAGEMENT PLUS) -- Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each of these Funds' Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund organized as a Massachusetts business trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each of these Funds intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, none of the Funds will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


DREYFUS CASH MANAGEMENT PLUS -- Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time less than a majority of the Directors then holding office have been elected by shareholders.
                    Page 16


ALL FUNDS -- The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


          Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Participant Shares should call such institution directly.
          The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
          Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. Each Fund's Board has considered this factor in approving the use of this Combined Prospectus.
                   Page 17

                                 APPENDIX
INVESTMENT TECHNIQUES


BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a value of a Fund's total assets, the Fund will not make any additional investments.


LENDING PORTFOLIO SECURITIES (DREYFUS CASH MANAGEMENT PLUS AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by a Fund at any time upon specified notice. Each Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
REVERSE REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT PLUS)-- The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
FORWARD COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, AND DREYFUS TREASURY PRIME CASH MANAGEMENT) -- Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
U.S. GOVERNMENT SECURITIES (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, AND DREYFUS GOVERNMENT CASH MANAGEMENT) -- Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
REPURCHASE AGREEMENTS (DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, DREYFUS GOVERNMENT CASH MANAGEMENT, AND DREYFUS TREASURY CASH MANAGEMENT) -- E ach of these Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repur-
                Page 18

chase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
BANK OBLIGATIONS (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Each of these Funds may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks. Dreyfus Cash Management also may purchase other short-term obligations issued by London branches of domestic banks and other banking institutions. Dreyfus Cash Management Plus also may purchase other short-term obligations issued by foreign subsidiaries or foreign branches (such as London branches) of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, each Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds -- Investment Considerations and Risks -- Bank Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER (DREYFUS CASH MANAGEMENT AND DREYFUS CASH MANAGEMENT PLUS) -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations. The other corporate obligations in which each of these Funds may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).


FLOATING AND VARIABLE RATE OBLIGATIONS (DREYFUS CASH MANAGEMENT PLUS) -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
MUNICIPAL OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at
                Page 19

varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


STAND-BY COMMITMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Each of these Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. These Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and none of these Funds intends to exercise its rights thereunder for trading purposes. These Funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS MUNICIPAL CASH MANAGEMENT PLUS, DREYFUS TAX EXEMPT CASH MANAGEMENT, AND DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, each of these Funds may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies -- Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments and, with respect to Dreyfus Tax Exempt Cash Management, Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, neither of these Funds anticipate that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.
ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready
                 Page 20

buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                 Page 21

                    [This Page Intentionally Left Blank]
                 Page 22

Copy Rights 1997 Dreyfus Service Corporation                   CMGT/p040197par
                 Page 23








                        DREYFUS CASH MANAGEMENT
                  DREYFUS CASH MANAGEMENT PLUS, INC.
                  DREYFUS GOVERNMENT CASH MANAGEMENT
                DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
              DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                  DREYFUS TAX EXEMPT CASH MANAGEMENT
                   DREYFUS TREASURY CASH MANAGEMENT
                DREYFUS TREASURY PRIME CASH MANAGEMENT
                            COMBINED PART B
                 (STATEMENT OF ADDITIONAL INFORMATION)

                             APRIL 1, 1997

 (FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                          PARTICIPANT SHARES)



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for each class of shares of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management and Dreyfus New York Municipal Cash Management (each, a "Fund" and collectively, the "Funds"), each dated April 1, 1997, as each may be revised from time to time. To obtain a copy of the Prospectus for a class of shares of a Fund, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:

        Outside New York State -- Call Toll Free 1-800-346-3621
               In New York State -- Call 1-718-895-1650

     Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of a Fund Prospectus.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been provided for investors' convenience to provide investors the opportunity to consider several investment choices in one document.

                           TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies                B-3
Management of the Funds                                     B-20
Management Agreements                                       B-25
How to Buy Shares                                           B-28
Service Plans                                               B-28
Shareholder Services Plans                                  B-31
How to Redeem Shares                                        B-32
Determination of Net Asset Value                            B-33
Shareholder Services                                        B-34
Dividends, Distributions and Taxes                          B-35
Portfolio Transactions                                      B-35
Yield Information                                           B-36
Information About the Funds                                 B-39
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                          B-39
Appendix A                                                  B-41
Appendix B                                                  B-43
Appendix C                                                  B-47
Appendix D                                                  B-60
Financial Statements and Reports of Independent Auditors    B-65

             INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections of each Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities

     U.S. Government Securities. (Dreyfus Cash Management, Dreyfus Cash Management Plus, and Dreyfus Government Cash Management) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest.
Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Bank Securities. (Dreyfus Cash Management and Dreyfus Cash Management Plus) Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Each Fund may invest in time deposits and certificates of deposit ("CDs") issued by domestic banks having total assets in excess of $1 billion or by London branches of such domestic banks, and with respect to Dreyfus Cash Management Plus, Inc. only, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks. Each Fund also is authorized to purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided the Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.


     CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.


     Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.
Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

     Repurchase Agreements. (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury Cash Management) In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each of these Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

     Municipal Obligations. (Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management (the "Tax Exempt Funds")) The average distribution of investments (at value) in Municipal Obligations by ratings as of January 31, 1997, computed on a monthly basis, were as follows:


                                                                        Percentage of Value
                                                              Dreyfus
                                                              Municipal
Fitch Investors     Moody's Investors     Standard & Poor's   Cash         Dreyfus          Dreyfus New York
Service, L.P.       Service, Inc.         Ratings Group       Management   Tax Exempt       Municipal
("Fitch")        or ("Moody's")      or   ("S&P")             Plus         Cash Management  Cash Management
F-1+/F-1            VMIG 1/MIG 1,          SP-1+/SP-1,          96.7%         95.4%             93.7%
                    P-1                    A-1+/1-A
F-2                 VMIG 2/MIG 2, P2       SP-2, A2               -            2.0%                -
AAA/AA              Aaa/Aa                 AAA/AA                 -            1.1%              1.6%
Not Rated           Not Rated              Not Rated             3.3%*         1.5%              4.7%*
                                                                 100%          100%              100%



_______________________________
    * Included in the Not Rated category are securities comprising 3.3%, 1.5% and 4.7% of the market value of Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus New York Municipal Cash Management, respectively, which, while not rated, have been determined by the Manager to be comparable quality to securities in the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories.

     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee and the fees paid under each Fund's Service Plan with respect to Administrative Shares, Investor Shares and Participant Shares, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Each Tax Exempt Fund will seek to minimize these risks by investing only in those lease obligations that
(1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the municipal lease within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, no Fund will invest more than 10% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.


     Ratings of Municipal Obligations. (Tax Exempt Funds) If, subsequent to its purchase by a Tax Exempt Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.


     To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, each Tax Exempt Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Funds' Combined Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.


     Taxable Investments (Tax Exempt Funds) The taxable investments in which Tax Exempt Funds may invest include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers acceptances and repurchase agreements. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. See also "U.S. Government Securities," "Bank Securities," and "Repurchase Agreements" above. The bank obligations which may be purchased by the Tax Exempt Funds include those issued by other foreign branches of domestic banks in addition to London branches.

     Illiquid Securities. (All Funds) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

Management Policies

     Lending Portfolio Securities. (Dreyfus Cash Management Plus and Dreyfus Government Cash Management) In connection with its securities lending practices, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Reverse Repurchase Agreements. (Dreyfus Cash Management Plus) To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the 1940 Act, the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Forward Commitments. (Tax Exempt Funds) Tax Exempt Funds Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in New York Municipal Obligations. (Dreyfus New York Municipal Cash Management) Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. New York State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. As of January 1997, New York State projected an operating surplus in the General Fund for fiscal 1996-97. There can be no assurance that New York will not face substantial potential budget gaps in future years. Investors should review "Appendix C" which more fully sets forth these and other risk factors.

Investment Restrictions

     Dreyfus Cash Management. Dreyfus Cash Management has adopted investment restrictions numbered 1 through 11 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                * * * *

     Dreyfus Cash Management Plus, Inc. Dreyfus Cash Management Plus, Inc. has adopted the investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Cash Management Plus, Inc. may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

     2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

     9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     10.  Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                * * * *

     Dreyfus Government Cash Management. Dreyfus Government Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. Dreyfus Government Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.  Sell securities short or purchase securities on margin.

     4.  Write or purchase put or call options or combinations thereof.

     5.  Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus. However, the Fund may lend securities to brokers, dealers or other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made, if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Fund's total assets.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9.  Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                * * * *

     Dreyfus Treasury Cash Management. Dreyfus Treasury Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Write or purchase put or call options or combinations thereof.

     5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     6. Make loans to others, except through the purchase of debt obligations referred to in the Prospectus.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     8.   Invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                * * * *

     Dreyfus Treasury Prime Cash Management.   Dreyfus Treasury Prime
Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Prime Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Write or purchase put or call options or combinations thereof.

     5.   Underwrite the securities of other issuers.

     6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued and guaranteed by the U.S. Government.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                * * * *

     Dreyfus Municipal Cash Management Plus. Dreyfus Municipal Cash Management Plus has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Municipal Cash Management Plus may not:


     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.


     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     9. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".


                                * * * *

     Dreyfus Tax Exempt Cash Management. Dreyfus Tax Exempt Cash Management has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Tax Exempt Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.   Sell securities short or purchase securities on margin.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     7. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Purchase more than 10% of the voting securities of any issuer (this restriction applies only with respect to 75% of the Fund's assets) or invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 5 and 11, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                * * * *

     Dreyfus New York Municipal Cash Management. Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus New York Municipal Cash Management may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.

     For purposes of investment restriction no.8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                * * * *

     All Funds. If a percentage restriction is adhered to at the time of investment by a Fund, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that Fund's restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                        MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Funds

JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Chairman of
     the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabric, Curtis Industries, Inc., a national distribution of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer, of the Manager, and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Funds' distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank
     Corporation.   He is 53 years old and his address is 200 Park Avenue,
     10th Floor, New York, New York 10166.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 31, 1994, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.


ISABEL P. DUNST, Board Member.  Partner in the law firm of Hogan &
     Hartson since 1990. From 1986 to 1990, she was Deputy General Counsel of the United States Department of Health and Human Services. Until May 1996, she was a Trustee of the Clients' Security Fund of the District of Columbia Bar and President of Temple Sinai. She is 50 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

LYLE E. GRAMLEY, Board Member. Consulting economist, since June 1992, and, from 1985 to May 1992, Senior Staff Vice President and Chief Economist, of Mortgage Bankers Association of America. Since February 1993, Mr. Gramley has served as a director of CWM Mortgage Holdings, Inc. and, since February 1996, as a director of NUWave Technologies, Inc. From 1980 to 1985, he was a member of the Board of Governors of the Federal Reserve System. He is 70 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.

WARREN B. RUDMAN, Board Member.  Since January 1993, Partner in the law
     firm Paul, Weiss, Rifkind, Wharton & Garrison.   Mr. Rudman also
     is a director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation and the Raytheon Company and a trustee of Boston College. He also has served, since January 1994, as Vice Chairman of the President's Foreign Intelligence Advisory Board, and since 1986, as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. From January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. He is 66 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.

     No shareholder meetings will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     For so long as a Fund's plan described in the sections captioned "Service Plans" or "Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Board members of each Fund are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amounts of compensation payable to each Board member by each Fund for the twelve month period ended January 31, 1997,* and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, are set forth below.

_________________________________

* Dreyfus Cash Management Plus, Inc. has changed its fiscal year from September 30 to January 31. Dreyfus Treasury Cash Management and Dreyfus New York Municipal Cash Management each have changed their fiscal year end from July 31 to January 31. Dreyfus Municipal Cash Management Plus has changed its fiscal year end from December 31 to January 31, and Dreyfus Treasury Prime Cash Management has changed its fiscal year end from the last day of February to January 31. For purposes of consistency and comparability, a 12-month period ended January 31, 1997 has been used to present this information.


                                                                                  Total Compensation
                                                              Aggregate           from Funds and
  Name of Board                                            Compensation from      Fund Complex paid
Member and Fund                                               Fund(*)(+)          to Board Member
Joseph S. DiMartino                                                                   $517,075

 Dreyfus Cash Management                                      $5,930(1)
 Dreyfus Cash Management Plus, Inc.                           $5,930(1)
 Dreyfus Government Cash Management                           $5,930(1)
 Dreyfus Treasury Cash Management                             $5,930(1)
 Dreyfus Treasury Prime Cash Management                       $5,930(1)
 Dreyfus Municipal Cash Management Plus                       $5,930(1)
 Dreyfus Tax Exempt Cash Management                           $5,930(1)
 Dreyfus New York Municipal Cash Management                   $3,645(1)

David W. Burke                                                                        $232,699

 Dreyfus Cash Management                                      $6,000
 Dreyfus Cash Management Plus, Inc.                           $6,000
 Dreyfus Government Cash Management                           $6,000
 Dreyfus Treasury Cash Management                             $6,000
 Dreyfus Treasury Prime Cash Management                       $6,000
 Dreyfus Municipal Cash Management Plus                       $6,000
 Dreyfus Tax Exempt Cash Management                           $6,000
 Dreyfus New York Municipal Cash Management                   $4,000

Isabel P. Dunst                                                                       $40,910

 Dreyfus Cash Management                                      $5,500
 Dreyfus Cash Management Plus, Inc.                           $5,500
 Dreyfus Government Cash Management                           $5,500
 Dreyfus Treasury Cash Management                             $5,500
 Dreyfus Treasury Prime Cash Management                       $5,500
 Dreyfus Municipal Cash Management Plus                       $5,500
 Dreyfus Tax Exempt Cash Management                           $5,500
 Dreyfus New York Municipal Cash Management                   $3,500

Lyle E. Gramley                                                                       $44,410

 Dreyfus Cash Management                                      $6,000
 Dreyfus Cash Management Plus, Inc.                           $6,000
 Dreyfus Government Cash Management                           $6,000
 Dreyfus Treasury Cash Management                             $6,000
 Dreyfus Treasury Prime Cash Management                       $6,000
 Dreyfus Municipal Cash Management Plus                       $6,000
 Dreyfus Tax Exempt Cash Management                           $6,000
 Dreyfus New York Municipal Cash Management                   $4,000

Warren B. Rudman                                                                      $71,588

 Dreyfus Cash Management                                      $5,500
 Dreyfus Cash Management Plus, Inc.                           $5,500
 Dreyfus Government Cash Management                           $5,500
 Dreyfus Treasury Cash Management                             $5,500
 Dreyfus Treasury Prime Cash Management                       $5,500
 Dreyfus Municipal Cash Management Plus                       $5,500
 Dreyfus Tax Exempt Cash Management                           $5,500
 Dreyfus New York Municipal Cash Management                   $3,500



 ___________________________
(*)  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $402.76 with respect to each
Dreyfus Cash Management, Dreyfus Tax Exempt Cash Management and Dreyfus New York Municipal Cash Management, $402.74 with respect to each Dreyfus Government Cash Management and Dreyfus Treasury Cash Management, $399.15 with respect to Dreyfus Treasury Prime
Cash Management, and $402.75 with respect to each Dreyfus Cash Management Plus and Dreyfus Municipal Cash Management Plus.


(+)  The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Agreements."


(1)  Effective February 4, 1997, Mr. DiMartino was elected Chairman of the Board of the Fund.  These figures reflect estimated amounts payable to Mr. DiMartino over calendar year 1997, prorated accordingly, assuming his attendance at all regular meetings of the Board during the year.


(2)  Reflects amounts paid for the calendar year 1996 for all funds in the Dreyfus Family of Funds for which Mr. DiMartino serves as a Board member.

Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary.  Senior
     Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary. Supervisor of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director of Mutual Funds of The Boston Company, Inc. He is 40 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.
     Director of Strategic Client Initiatives for Funds Distributor, Inc and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

     Each Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 20, 1997.

     Set forth in "Appendix D" to this Statement of Additional
Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Institutional Shares, Administrative Shares, Investor Shares and Participant Shares outstanding on March 20, 1997.

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                         MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Management of the Funds."

     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") dated August 24, 1994 with each Fund. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was approved by shareholders on August 5, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 22, 1996. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the
Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, and Frank V. Cahouet, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The portfolio managers of Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Treasury Cash Management, and Dreyfus Treasury Prime Cash Management (collectively, the "Taxable Funds") are Robert P. Fort, Jr., Bernard Kiernan, Patricia A. Larkin, and Thomas Riordan. The portfolio managers of Tax Exempt Funds are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, Samuel J. Weinstock, and Monica S. Weiboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each Fund's last three fiscal years, and with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management and Dreyfus New York Municipal Cash Management(*), for the stated period ended January 31, 1997:


                                      Fiscal Year Ended January 31,
                                  1997           1996          1995
Dreyfus Cash Management           $6,271,157     $5,179,993    $4,607,084

Dreyfus Government Cash
Management                        $10,873,643    $8,865,414    $6,672,265

Dreyfus Tax Exempt Cash
Management                        $2,873,913     $2,960,202    $2,972,503

                         Four Month
                         Period Ended        Fiscal Year Ended September 30,
                         January 31, 1997    1996          1995          1994
Dreyfus Cash Management
Plus, Inc.               $4,417,546          $11,722,426   $8,013,464    $4,898,028*

*    Reflects a reduction in the management fee of $389,653 in fiscal 1994, pursuant to an undertaking then in effect.

                         Eleven Month
                         Period Ended        Fiscal Year Ended February 28/29,
                         January 31, 1997    1996           1995        1994

Dreyfus Treasury Prime
Cash Management          $6,363,231          $6,907,593     $7,620,458   $8,802,507*

*    Reflects a reduction in the management fee of $ 893,875 in fiscal 1994, pursuant to an undertaking then in effect.

                         Six Month
                         Period Ended        Fiscal Year Ended July 31,
                         January 31, 1997    1996            1995        1994
Dreyfus Treasury Cash
Management               $2,984,786          $5,232,465      $3,914,096  $4,599,547*

Dreyfus New York
Municipal Cash
Management               $150,092            $210,603        $217,769    $192,934*

*    Reflects reductions in the management fees in fiscal 1994 of $204,581 with respect to Dreyfus Treasury Cash Management, and
     $192,934 with respect to Dreyfus New York Municipal Cash Management, pursuant to undertakings then in effect.

                         One Month
                         Period Ended        Fiscal Year Ended December 31,
                         January 31, 1997    1996             1995        1994
Dreyfus Municipal Cash
Management Plus          $32,580             $459,763        $461,349     $617,875



_____________________________

(*) The fiscal year end for each of Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Treasury Prime Cash Management, and Dreyfus Municipal Cash Management Plus has been changed to January 31.


     As to each Fund, unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Administrative Shares, Investor Shares and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to such class of shares at the annual rate set forth in such Service Plan. See "Service Plans."

     In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                           HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Using Federal Funds. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds, and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and an order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Fund's Custodian or, with respect to the Taxable Funds only, the Sub-Custodian.


                             SERVICE PLANS
              (ADMINISTRATIVE SHARES, INVESTOR SHARES AND
                       PARTICIPANT SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in each Prospectus for Administrative Shares, Investor Shares or Participant Shares, respectively, entitled "Service Plan."

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Each Fund's Board has adopted a separate plan (the "Service Plan") with respect to such Fund's Administrative Shares, Investor Shares and Participant Shares pursuant to which the Fund reimburses the Distributor for distributing such classes of shares and pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing and for providing certain services to shareholders of the respective class of shares. Under the Service Plan, as to each relevant class, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. Each Fund's Board believes that there is a reasonable likelihood that the Fund's Service Plan will benefit the Fund and the holders of such Fund's Administrative Shares, Investor Shares and Participant Shares.

     A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Administrative Shares, Investor Shares, or Participant Shares may bear pursuant to the Service Plan without the approval of the holders of such class of shares and that other material amendments of the Service Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Fund's Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan. Each Service Plan was last so approved by the Board members of each Fund at a meeting held on May 22, 1996. Each Service Plan may be terminated at any time as to a class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.

     Set forth below are the total amounts paid by each Fund pursuant to its Service Plan to (i) the Distributor as reimbursement for distributing Administrative Shares, Investor Shares, and Participant Shares ("Distributor Payments") and (ii) Dreyfus for advertising and marketing and for providing services to holders of such classes of shares ("Dreyfus Payments"), for the Fund's most recent fiscal year-end and, with respect to Dreyfus Cash Management Plus, Dreyfus Treasury Cash Management, Dreyfus Treasury Prime Cash Management, Dreyfus Municipal Cash Management Plus, and Dreyfus New York Municipal Cash Management, for the stated period ended January 31, 1997, are as follows:


                            Total Amount
Name of Fund                Paid Pursuant
and Share Class             Service Plan       Distributor Payments   Dreyfus Payments
                            Fiscal Year Ended  Fiscal Year Ended       Fiscal Year Ended
                            January 31, 1997   January 31, 1997        January 31, 1997
Dreyfus Cash
Management
   Administrative Shares    $ -                     $ -                 $ -
   Investor Shares          $1,278,206              $421,371            $856,835
   Participant Shares       $ -                     $ -                 $ -

Dreyfus Government
Cash Management
   Administrative Shares    $3,171                  $  3,171            $ -
   Investor Shares          $1,582,994              $906,882            $676,112
   Participant Shares       $18                     $     18            $ -

Dreyfus Tax Exempt
Cash Management
   Administrative Shares    $ -                     $ -                 $ -
   Investor Shares          $142,130                $127,402            $14,728
   Participant Shares       $ -                     $ -                 $ -


                           Four Month  Fiscal         Four Month   Fiscal        Four Month   Fiscal
                           Period      Year           Period       Year          Period       Year
                           Ended       Ended          Ended        Ended         Ended        Ended
                           January 31, September 30,  January 31,  September 30, January 31,  September 30,
                           1997        1996           1997         1996          1997         1996
Dreyfus Cash
Management Plus, Inc.
   Administrative Shares    $518       N/A            $    497     N/A           $    21      N/A
   Investor Shares          $629,784   $1,234,656     $605,808     $1,197,260    $23,976      $37,396
   Participant Shares       $189       N/A            $    183     N/A           $     6      N/A

                            Eleven                   Eleven                   Eleven
                            Month       Fiscal       Month       Fiscal       Month        Fiscal
                            Period      Year         Period      Year         Period       Year
                            Ended       Ended        Ended       Ended        Ended        Ended
                            January 31, February 29, January 31, February 29, January 31,  February 29,
                            1997        1996         1997        1996         1997         1996
Dreyfus Treasury Prime
Cash Management
   Administrative Shares    $  -        N/A          $ -         N/A          $  -         N/A
   Investor Shares          $749,935    $537,771     $741,368    $534,909     $8,567       $2,862
   Participant Shares       $  -        N/A          $ -         N/A          $  -         N/A

                            Six Month   Fiscal       Six Month   Fiscal       Six Month    Fiscal
                            Period      Year         Period      Year         Period       Year
                            Ended       Ended        Ended       Ended        Ended        Ended
                            January 31, July 31,     January 31, July 31,     January 31,  July 31,
                            1997        1996         1997        1996         1997         1996
Dreyfus Treasury
Cash Management
   Administrative Shares    $  -        N/A          $ -         N/A          $  -         N/A
   Investor Shares          $397,388    $354,981     $198,145    $211,182     $199,243     $143,799
   Participant Shares       $  -        N/A          $ -         N/A          $  -         N/A

                            Six Month   Fiscal       Six Month   Fiscal       Six Month    Fiscal
                            Period      Year         Period      Year         Period       Year
                            Ended       Ended        Ended       Ended        Ended        Ended
                            January 31, July 31,     January 31, July 31,     January 31,  July 31,
                            1997        1996         1997        1996         1997         1996
Dreyfus New York
Municipal Cash
Management
   Administrative Shares    $  -        N/A          $ -         N/A          $  -          N/A
   Investor Shares          $17,645     $21,087      $17,645     $21,029      $  -          $58
   Participant Shares       $  -        N/A          $ -         N/A          $  -          N/A

                            One Month   Fiscal       One Month   Fiscal       One Month     Fiscal
                            Period      Year         Period      Year         Period        Period
                            Ended       Ended        Ended       Ended        Ended         Ended
                            January 31, December 31, January 31, December 31, January 31,   December 31,
                            1997        1996         1997        1996         1997          1996
Dreyfus Municipal
Cash Management Plus
   Administrative Shares    $  -        $N/A         $ -         $0           $  -           N/A
   Investor Shares          $9,822      $115,500     $9,822      $115,500     $  -           $  -
   Participant Shares       $  -        $N/A         $ -         $0           $  -           N/A


                      SHAREHOLDER SERVICES PLANS
                      (INSTITUTIONAL SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the Prospectus for Institutional Shares entitled "Shareholder Services Plan."


     Each Fund, as to its Institutional Shares only, has adopted a separate Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under each Plan and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was last so approved by the Board members at a meeting held on May 22, 1996. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     The total amounts payable by each Fund pursuant to its Plan with respect to Institutional Shares for its most recent fiscal year were borne by the Manager pursuant to an agreement in effect. See
"Management Agreements."


                         HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Redeem Shares."


     Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed with respect to any Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                   DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00.
Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Fund's Board. With respect to the Tax Exempt Funds, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values these Funds' investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which both the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas.  The New York Stock Exchange is also closed on Good Friday.


                         SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of one class of a Fund may be exchanged for shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). To request an exchange, exchange instructions must be given in writing or by telephone. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

     An investor who wishes to redeem shares of one class of shares and purchase shares of another class of shares of a fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of one class of a Fund, shares of the same class of another Fund or of Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares in certificate form are not eligible for this Privilege.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                  DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                        PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by any Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

     Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                           YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Yield
Information."


     For the seven-day period ended January 31, 1997, the yield and effective yield for Institutional Shares, Administrative Shares,
Investor Shares, and Participant Shares of each Fund were as follows:


Name of Fund and Share Class                 Yield         Effective Yield

Dreyfus Cash Management
     Institutional Shares                    5.30%               5.44%
     Administrative Shares                   5.20%               5.34%
     Investor Shares                         5.04%               5.17%
     Participant Shares                      4.90%               5.04%


Dreyfus Cash Management Plus, Inc.
     Institutional Shares                    5.34%               5.48%
     Administrative Shares                   5.24%               5.38%
     Investor Shares                         5.09%               5.22%
     Participant Shares                      4.94%               5.08%


Dreyfus Government Cash Management
     Institutional Shares                    5.29%               5.43%
     Administrative Shares                   5.19%               5.33%
     Investor Shares                         5.03%               5.16%
     Participant Shares                      4.89%               5.03%


Dreyfus Treasury Cash Management
     Institutional Shares                    5.13%               5.26%
     Administrative Shares                   5.03%               5.16%
     Investor Shares                         4.89%               5.01%
     Participant Shares                      4.73%               4.86%


Dreyfus Treasury Prime Cash Management
     Institutional Shares                    5.05%               5.18%
     Administrative Shares                   4.95%               5.08%
     Investor Shares                         4.81%               4.93%
     Participant Shares                      4.65%               4.78%


Dreyfus Municipal Cash Management Plus
     Institutional Shares                    3.43%               3.49%
     Administrative Shares                   3.33%               3.38%
     Investor Shares                         3.18%               3.23%
     Participant Shares                      3.03%               3.08%


Dreyfus Tax Exempt Cash Management
     Institutional Shares                    3.36%               3.42%
     Administrative Shares                   3.26%               3.31%
     Investor Shares                         3.11%               3.16%
     Participant Shares                      2.96%               3.00%


Dreyfus New York Municipal Cash Management
     Institutional Shares                    3.36%               3.42%
     Administrative Shares                   3.26%               3.31%
     Investor Shares                         3.11%               3.16%
     Participant Shares                      2.96%               3.00%

     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Both yield figures take into account any applicable distribution and service fees. As a result, at any given time, the performance of Administrative Shares, Investor Shares and Participant Shares should be expected to be lower than that of Institutional Shares, the performance of Investor Shares and Participant Shares should be expected to be lower than that of Administrative Shares and the performance of Participant Shares should be expected to be lower than that of Investor Shares.

     As to the Tax Exempt Funds, tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. Based upon a 1997 Federal income tax rate of 39.60%, the tax equivalent yield for the 7-day period ended January 31, 1997 for Institutional Shares, Administrative Shares, Investor Shares and Participant Shares of Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management was as follows:


Fund                                    Tax Equivalent Yield

Dreyfus Municipal Cash Management Plus
     Institutional Shares                         5.68%
     Administrative Shares                        5.51%
     Investor Shares                              5.26%
     Participant Shares                           5.02%


Dreyfus Tax Exempt Cash Management
     Institutional Shares                         5.56%
     Administrative Shares                        5.40%
     Investor Shares                              5.15%
     Participant Shares                           4.90%


     Based upon a combined 1997 Federal, New York State, and New York City personal income tax rate of 46.60%, the tax equivalent yield for the seven-day period ended January 31, 1997 for Dreyfus New York
Municipal Cash Management was as follows:


Dreyfus New York Municipal Cash Management
     Institutional Shares                         6.23%
     Administrative Shares                        6.05%
     Investor Shares                              5.77%
     Participant Shares                           5.49%


     The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus and Dreyfus Tax Exempt Cash Management represent the application of the highest Federal marginal personal income tax rate currently in effect. The taxes equivalent figures, however, do not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. The tax equivalent yields noted above for Dreyfus Municipal Cash Management Plus represent the application of the highest Federal, New York State, and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% rate has been used, and for New York State and New York City personal income tax purposes, the rates of 7.875% and 4.46%, respectively, have been used. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     From time to time, each Tax Exempt Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

     From time to time, advertising materials for a Fund may refer to or discuss then-current or past economic conditions, developments and/or events, or actual or proposed tax legislation. From time to time, advertising materials for a Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.

                      INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "General
Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual and semi-annual financial statements to all its shareholders.

     In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into nearly a trillion dollar industry.


     Each Fund is a member of the Dreyfus Family of Cash Management Funds, which are designed to meet the needs of an array of institutional investors. As of March 10, 1997, the total net assets of all of the funds composing the Dreyfus Family of Cash Management Funds amounted to approximately $29 billion.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                       AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a separate Transfer Agency Agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The fees payable to the Transfer Agent by each Fund are borne directly by the Manager pursuant to an agreement in effect. See "Management Agreements."

     The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian.

     Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles,
California 90017, serves as sub-custodian for the investments of the Taxable Funds.

     Dreyfus Transfer, Inc., The Bank of New York, and Wells Fargo Bank, N.A. have no part in determining the investment policies of a Fund or which portfolio securities are to be purchased or sold by a Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.

                              APPENDIX A
                       (DREYFUS CASH MANAGEMENT
                                  AND
                  DREYFUS CASH MANAGEMENT PLUS, INC.)

     Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").

Commercial Paper Ratings and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

     In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through F. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

Bond Ratings and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable and suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank's shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.
                              APPENDIX B

                           TAX EXEMPT FUNDS


     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                  AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                  AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

Municipal Note Ratings

                                 SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Municipal Bond Ratings

                                  Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                             MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                             MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


                                  AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                  AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                 F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


                                  F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                  F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
                           APPENDIX C
          (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)

   RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to have increased by approximately 5.0% in 1996.

     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year.

     After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2%. Adjusted State Funds (excluding Federal grants) disbursements are projected to increase by 1.6% from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1% over the prior fiscal year, after adjustments for comparability.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9% of total General Fund receipts.

     The State revised the cash-basis 1996-97 State Financial Plan on January 14, 1997, in conjunction with the release of the Executive Budget for the 1997-98 fiscal year. The 1996-97 General Fund Financial Plan continues to be balanced. The Division of the Budget projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan. Finally, $65 million is projected to be deposited into the Tax Stabilization Reserve Fund ("TSRF") (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.


     The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year. The General Funds closing balance is expected to be $358 million at the end of 1996-97.


     The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year.

     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Projected Results--1996-97 Fiscal Year. For the 1996-97 fiscal year, the General Fund GAAP Financial Plan is projected to show total revenues of $33.04 billion, total expenditures of $32.92 billion, and net other financing sources and uses of $771 million. The surplus of $886 million primarily reflects an increase in projected revenues.

GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service Fund types, respectively.

GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined Governmental Funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated Governmental Funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service Fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects Fund type.

     The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

     The Special Revenue Fund and Debt Service Fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects Fund ended with an operating deficit of $35 million.

GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.

     The Special Revenue, Debt Service and Capital Projects Fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.

     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last four fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

     The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

     General Fund receipts totaled $32.23 billion, an increase of 2.6% from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5% higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Revenues in Special Revenue Funds in the State's 1995-96 fiscal year increased $1.45 billion over the prior fiscal year as a result of increases in federal grants and lottery revenues. Disbursements from Special Revenue Funds in the State's 1995-96 fiscal year increased $1.21 billion over the prior fiscal year as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts.

     The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital construction. Revenues in the Capital Projects Funds in the State's 1995-96 fiscal year increased $260 million primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund and by an increase in federal grant revenues. Expenditures increased $194 million because of increased expenditures for education and health and environmental projects.

     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Revenues in the Debt Service Funds in the State's 1995-96 fiscal year increased $10 million because of increases in both dedicated taxes and mental hygiene patient fees. Expenditures increased $201 million.

     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

     At September 30, 1995, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $73.45 billion as of September 30, 1995. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.

     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline;
(ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing;
(xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

     During the 1990 and 1991 fiscal years, as a result of a slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and was expected to have experienced a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

     State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents.
Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.
                              APPENDIX D

     Set forth below, as to each share class of each Fund, as applicable, are those shareholders of record known by each Fund to own 5% or more of a class of shares of the Fund.

Dreyfus Cash Management

     Institutional Shares: (1) Host Marriott Corporation, 10400
     Fernwood Road, Dept. 902, Bethesda, MD 20817-1109 (7.78%); (2)
     Laba & Company, c/o La Salle National Bank, PO Box 1443, Chicago,
     IL 60690-1443 (5.94%); and (3) Norwest Bank Minnesota NA, (AMS) Attn:
     CASH Sweep Processing, 733 Marquette Ave., 4th Floor, Minneapolis,
     MN 55479-0052 (5.68%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Mellon Bank, N.A., AIS PT In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (24.05%); (2) Dreyfus Trust Company TTEE, FDC Incentive Savings Plan, First Data Corp., One Cabot Road, #028-0031, Medford, MA 02155-5141 (19.82%); (3) Mellon Bank, N.A., AIS PL In-Process
     Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (16.28%); (4) Homfed Trust Company, Attn: Trust Operations, 625 Broadway, Suite 906, San Diego, CA 92101-5416 (11.22%); and
     (5) Mellon Bank, N.A., Capital Markets Customers, One Mellon Bank Center, Room 151-0440, Pittsburgh, PA 15258-0440 (6.80%).


     Participant Shares: (1) Robert A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (85.11%); and (2) Nichole
     A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (14.20%).


Dreyfus Cash Management Plus, Inc.

     Institutional Shares: (1) BZW Barclays Global Investors NA, Attn:
     Cash Desk, 45 Fremont Street, San Francisco, CA 94105-2204
     (6.09%); and (2) Mellon Bank, N.A., Capital Markets Customers, One Mellon Bank Center, Pittsburgh, PA 15258-0001 (7.23%).

     Administrative Shares: (1) Capital Network Services, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (98.58%).

     Investor Shares: (1) Barnett Bank of Jacksonville NA, Attn: Investment Operations 572-1215, PO Box 45147, Jacksonville, FL 32232-5147 (34.33%);
     and (2) Capital Network Services, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (27.35%).

     Participant Shares: (1) California United Bank, FBO Stuart Cohen,
     1900 Avenue of the Stars, Suite 18, Los Angeles, CA 90067-4309
     (Account #1) (29.33%); (2) California United Bank, Investment
     Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (Account #2) (27.07%); (3) Elliot Design, Inc., PSP
     18201 South Santa Fe Avenue, Rancho Domingo, CA 90221 (21.53%); and
     (4) California United Bank FBO, John A & Christine Helliwell, c/o Glass & Roen, 16530 Ventura Boulevard, Suite 202, Encino, CA 91436-2789 (Account #3) (10.60%).

Dreyfus Government Cash Management

     Institutional Shares: (1) Lark & Company, Account #2, Attn: Trust Operations, PO Box 1471, Little Rock, AR 72203-1471 (6.89%); and
     (2) First Interstate Bank of Texas, Attn: Investment Operations Dept., PO Box 3326, Houston, TX 77253-3326 (6.69%).

     Administrative Shares: (1) American Red Cross Lead Gen Fund, 8111 Gatehouse Road, Falls Church, VA 22042-1203 (57.17%); (2) Capital Network Service, 1 Bush Street, Floor 11, San Francisco, CA 94104-4425 (37.49%); and (3) American Red Cross Benefit Account, 8111 Gatehouse Road, Falls Church, VA 22042-1203 (5.34%).

     Investor Shares: (1) Mellon Bank, N.A., AIS PL In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (19.59%); (2) Mellon Bank, N.A., AIS PT In-Process Account, Three Mellon Bank Center, Room 153-2502, Pittsburgh, PA 15259 (16.26%);
     (3) Capital Network Service, Sub #H98-1111008, 1 Bush Street,
     Floor 11, San Francisco, CA 94104-4425 (8.06%); (4) Zweig Dimenna Partners LP, 900 Third Avenue, New York, NY 10022-4728 (7.46%); and
     (5) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (5.65%).


     Participant Shares: (1) Robert A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (85.12%); and (2) Nichole
     A. Kaplan & Frimette Kaplan, JTWROS, 390 First Avenue, New York, NY 10010-4933 (14.20%)


Dreyfus Treasury Cash Management

     Institutional Shares: (1) Chase Manhattan Bank NA, GSS as Agent,
     Attn: Bond Collections Dept., 13th Floor, 770 Broadway, New York, NY 10003-9522 (7.52%); and (2) Laba & Company, c/o LaSalle National Bank, P.O. Box 1443 Chicago, IL 60690-1443 (5.99%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).


     Investor Shares: (1) Mellon Bank, N.A., AIS PT In-Process Account, Invest PRDTS, Three Mellon Bank Center, Room 153-2502, Pittsburgh,
     PA 15259 (44.28%); (2) Harris Trust & Savings Bank, Attn: CIF Unit 200/12, 200 West Monroe Street, Chicago, IL 60606-5015 (23.45%);
     and (3) First Security Bank of Utah, Attn: Money Market Desk, 5416 West Amelia Earhart Drive, PO Box 25297, Salt Lake City, UT 84125-0297 (7.32%).


     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

Dreyfus Treasury Prime Cash Management

     Institutional Shares: (1) Allen & Co., Inc., 711 Fifth Ave., 8th Floor, New York, NY 10022-3109 (7.10%).


     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).


     Investor Shares: (1) Saturn & Co, c/o Investors Bank & Trust Inc., Collections Securities Operations, 89 South Street, Floor Six, Boston, MA 02111-2679 (22.12%); (2) Republic Bank California NA, Investment Dept., 445 North Bedford Drive Floor Two, Beverly
     Hills, CA 90210-4302 (13.68%); (3) Kinco & Co, c/o Republic National Bank of NY, One Hanson Place, Brooklyn, NY 11243-2900 (10.42%); Registrar and Transfer CO/LA Account, 10 Commerce Drive, Cranford,
     NJ 07016-3506 (10.25%) (5) VAR & Company, First Trust National Association, ITG Funds Control SPFT 0404, 180 Fifth Street East, Saint Paul, MN 55101-1631 (9.92%); (6) Harris Trust & Savings Bank,
     Attn: CIF Unit 200/12, 200 West Monroe Street, Chicago, IL 60606-5015 (7.75%); and (7) Capital Network Service, Sub #H98-1111008, One Bush Street, Floor 11, San Francisco, CA 94104-4425 (6.12%).

     Participant Shares: (1) California United Bank, Investment
     Services Division, 16030 Ventura Boulevard, Suite 650, Encino, CA 91436-2789 (99.99%).


Dreyfus Municipal Cash Management Plus

     Institutional Shares: (1) American National Bank & Trust, 740
     Cherry Street, Chattanooga, TN 37402-1909 (13.84%); (2) Chemical
     Bank Corp. Trust, 450 West 33rd Street, Floor 15, New York, NY
     10001-2603 (6.02%); (3) Comerica Bank, Attn: Mutual Fund Operations,
     PO Box 650282, Dallas, TX 75265-0282 (14.78%); (4) NBD Bank NA, 1
     Indiana Square Suite 914, Indianapolis, IN 46266 (11.52%); (5) Crestar Bank, 11 South 10th Street, Richmond, VA 23219-4001 (5.98%); (6) Comerica Bank, Attn: Fixed Income, 100 Renaissance Center, Suite Nine, Detroit,
     MI 48243-1006 (8.62%); and (7) Banc One Capital Corporation, 1717
     Main Street, Dallas, TX 75201-4605 (5.52%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).


     Investor Shares:  (1) Capital Network Service, One Bush Street,
     San Francisco, CA 94104-4425 (40.46%); (2) For Exclusive Benefit of Customers of FBS Investment Services Inc., 100 South Fifth Street, Suite 1300, Minneapolis, MN 55402-1210 (25.08%); (3)
     Crestar Bank, 11 South 10th Street, Richmond, VA 23219-4001 (11.37%); (4) DYKE Industries, 309 Center Street, Little Rock, AR 72201-2603 (6.84%); and (5) Barnett Bank of Jacksonville, N.A.,
     Attn: Investment Operations, 572-1215, P.O. Box 45147, Jacksonville, Fl 32232-5147 (5.68%).


     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%)

Dreyfus Tax Exempt Cash Management

     Institutional Shares: (1) Bank One Texas, Attn: Mutual Funds Processing, Lower Level 2, 1717 Main Street, Dallas, TX 75201-4605 (10.13%); (2) Norwest Bank Minnesota NA, (AMS) Attn: Cash
     Sweep Processing, 733 Marquette Ave. Floor 4, Minneapolis MN55479 (6.79%); (3) Central Fidelity Bank, Attn: Trust Securities Operations, Variable Note Desk, 1021 East Cary Street, Richmond, VA 23219-4000 (5.76%); and (4) Trussal & Co., c/o National Bank of Detroit, P.O. Box 1770, Detroit, MI 48232 (5.03%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).


     Investor Shares: (1) Mellon Bank, N.A., AIS DL In Process
     Account, Three Mellon Bank Center, Pittsburgh, PA 15259 (24.01%);
     (2) Bost & Company, 3 Mellon Bank Center, Pittsburgh, PA 15259 (18.14%);
     (3) Saturn & Company, c/o Investors Bank & Trust Inc., Collections Securities Operations, 89 South Street Floor 6, Boston, MA 02111-2679 (13.10%); (4) Southwest Bank of Texas NA, 4295 San Felipe Street, Houston, TX 77027-2915 (9.69%); (5) Southern Bleachers Company, P.O. Box 1,
     Graham, TX 76450-0001 (7.16%); and (6) Cudd & Company, Chase Manhattan Bank, PTIS Attn: Robert Gray, 1211 Avenue of the Americas, Floor 35,
     New York, NY 10036-8701 (6.00%).


     Participant Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

Dreyfus New York Municipal Cash Management

     Institutional Shares: (1) Hare & Company, c/o The Bank of New York, Attn: Special Process Dept., One Wall Street, Floor 5, New York, NY 10286-0001 (11.24%); and (2) Hare & Company, c/o The Bank of New York, Attn: Short Term Investment Fund, One Wall Street, Floor 5, New York, NY 10286 (5.54%).

     Administrative Shares: (1) Premier Mutual Fund Services, Inc., c/o Funds Distributor Inc., 60 State Street, Suite 1300, Boston, MA 02109-1803 (100%).

     Investor Shares: (1) Ronald M. Weiss & Helene A. Weiss JTTEN,
     950 Park Avenue, New York, NY 10028-0320 (25.86%); (2) Royal Farms
     Inc., 2101 Avenue X, Brooklyn, NY 11235-2910 (23.91%); (3) Midtown
     Electric Supply Corp., 157 West 18th Street, New York, NY 10011-4101 (18.13%); (4) CDE Air Conditioning Co., 321 39th Street, Brooklyn, NY 11232-2903 (17.55%); and (5) Cowen & Company, Financial Square, New York, NY 10005-3597 (10.49%).

     Participant Shares: (1) Carolyn Lundgren, 9 Robin Hill Road,
     Scarsdale, NY 10583-2607 (57.50%); (2) Milton Sokol & Company, Inc.,
     92 Warren Street, New York, NY 10007-1004 (29.18%); and (3) William Gould & Ruth Gould JT Ten, 528 East 4th Street, Brooklyn, NY 11218-4508 (10.85%).

FINANCIAL STATEMENTS and REPORTS OF INDEPENDENT AUDITORS

     The financial statements and reports of independent auditors with respect to the Funds, which are listed below, are incorporated by reference into this Statement of Additional Information dated April 1, 1997. When requesting a copy of this Statement of Additional Information, you will receive the annual report(s) for the Fund(s) in which you are a shareholder.

Name of Fund                                 Annual Report(s)

Dreyfus Cash Management                      January 31, 1997

Dreyfus Cash Management Plus, Inc.           January 31, 1997
                                             September 30, 1996

Dreyfus Government Cash Management           January 31, 1997

Dreyfus Treasury Cash Management             January 31, 1997
                                             July 31, 1996

Dreyfus Treasury Prime Cash Management       January 31, 1997
                                             February 29, 1996

Dreyfus Municipal Cash Management Plus       January 31, 1997
                                             December 31, 1996

Dreyfus Tax Exempt Cash Management           January 31, 1997

Dreyfus New York Municipal Cash Management   January 31, 1997
                                             July 31, 1996



                     DREYFUS CASH MANAGEMENT PLUS, INC.

                          PART C. OTHER INFORMATION
                          _________________________

Item 24.  Financial Statements and Exhibits - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Condensed Financial Information, with respect to Institutional Shares, for the period from October 6, 1987 (commencement of operations) to September 30, 1988, for each of the eight years in the period ended September 30, 1996, and for the four month period ended January 31, 1997; with respect to Investor Shares, for the period from January 24, 1994 (commencement of initial offering) to September 30, 1994, for each of the two years in the period ended September 30, 1996, and for the four month period ended January 31, 1997; and with respect to Administrative Shares and Participant Shares, for the period from November 21, 1996 (commencement of initial offerings) to January 31, 1997.

               Incorporated by reference to Part B of the Registration
               Statement:

                    Statement of Investments--September 30, 1996.

                    Statement of Assets and Liabilities--September 30, 1996.

                    Statement of Operations--year ended September 30, 1996.

                    Statement of Changes in Net Assets--for
                    the years ended September 30, 1995 and 1996.

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated October 31, 1996.

                    Statement of Investments--January 31, 1997.

                    Statement of Assets and Liabilities--January 31, 1997.

                    Statement of Operations--year ended September 30, 1996 and for the four month period ended January 31, 1997.

                    Statement of Changes in Net Assets--for
                    the years ended September 30, 1995 and 1996, and for the four month period ended January 31, 1997.

                    Notes to Financial Statements.


                    Report of Ernst & Young LLP, Independence Auditors, dated March 6, 1997


Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits - List (continued)
_______    _____________________________________________________

 (b)      Exhibits:

(1)(a) Registrant's Articles of Incorporation is incorporated by referenced to Exhibit (1)(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994.

     (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the
          Registration Statement on Form N-1A, filed on October 25, 1995.

     (5) Management Agreement is incorporated by referenced to Exhibit (5) of Post-Effective Amendment No. 10 to the
          Registration Statement on Form N-1A, filed on December 1, 1994.

     (6) Distribution Agreement is incorporated by referenced to Exhibit (6) of Post-Effective Amendment No. 10 to the
          Registration Statement on Form N-1A, filed on December 1, 1994.

(8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

(8)(b)    Sub-Custodian Agreement is incorporated by reference to Exhibit
          (8)(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

     (9)  Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 13 to the
          Registration Statement on Form N-1A, filed on September 20, 1996.

     (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.

     (11) Consent of Independent Auditors.

     (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

     (16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

     (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

Item 24.  Financial Statements and Exhibits - List (continued)

          Other Exhibits


               (a) Power of Attorney of Joseph S. DiMartino is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 7, 1997. Powers of Attorney of the other Directors are incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.


               (b) Power of Attorney of Officer is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

              (c)  Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on September 20, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Not Applicable

Item 26.  Number of Holders of Securities


           (1)                                       (2)
                                              Number of Record
        Title of Class                 Holders as of March 20, 1997

        Common Stock
        (par value $.001)

        Institutional Shares                           525
        Administrative Shares                            4
        Investor Shares                                364
        Participant Shares                              10


Item 27.   Indemnification

        Reference is made to Article EIGHT of the Registrant's Articles of Incorporation previously filed as Exhibit 1 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on October 25, 1995 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

        In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

Item 28.   Business and Other Connections of Investment Adviser

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Premier Mutual Fund Services, Inc. serves primarily as distributor of shares of investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrators. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****;

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.      Executive Vice President:
Vice President-Corporate         Dreyfus Service Corporation*;
Development                 Senior Vice President:
                                 The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

 ANDREW S. WASSER           Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

      1)        Comstock Partners Funds, Inc.
      2)        Dreyfus A Bonds Plus, Inc.
      3)        Dreyfus Appreciation Fund, Inc.
      4)        Dreyfus Asset Allocation Fund, Inc.
      5)        Dreyfus Balanced Fund, Inc.
      6)        Dreyfus BASIC GNMA Fund
      7)        Dreyfus BASIC Money Market Fund, Inc.
      8)        Dreyfus BASIC Municipal Fund, Inc.
      9)        Dreyfus BASIC U.S. Government Money Market Fund
     10)       Dreyfus California Intermediate Municipal Bond Fund
     11)       Dreyfus California Tax Exempt Bond Fund, Inc.
     12)       Dreyfus California Tax Exempt Money Market Fund
     13)       Dreyfus Cash Management
     14)       Dreyfus Connecticut Intermediate Municipal Bond Fund
     15)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
     16)       Dreyfus Florida Intermediate Municipal Bond Fund
     17)       Dreyfus Florida Municipal Money Market Fund
     18)       The Dreyfus Fund Incorporated
     19)       Dreyfus Global Bond Fund, Inc.
     20)       Dreyfus Global Growth Fund
     21)       Dreyfus GNMA Fund, Inc.
     22)       Dreyfus Government Cash Management
     23)       Dreyfus Growth and Income Fund, Inc.
     24)       Dreyfus Growth and Value Funds, Inc.
     25)       Dreyfus Growth Opportunity Fund, Inc.
     26)       Dreyfus Income Funds
     27)       Dreyfus Institutional Money Market Fund
     28)       Dreyfus Institutional Short Term Treasury Fund
     29)       Dreyfus Insured Municipal Bond Fund, Inc.
     30)       Dreyfus Intermediate Municipal Bond Fund, Inc.
     31)       Dreyfus International Funds, Inc.
     32)       Dreyfus Investment Grade Bond Funds, Inc.
     33)       The Dreyfus/Laurel Funds, Inc.
     34)       The Dreyfus/Laurel Funds Trust
     35)       The Dreyfus/Laurel Tax-Free Municipal Funds
     36)       Dreyfus LifeTime Portfolios, Inc.
     37)       Dreyfus Liquid Assets, Inc.
     38)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
     39)       Dreyfus Massachusetts Municipal Money Market Fund
     40)       Dreyfus Massachusetts Tax Exempt Bond Fund
     41)       Dreyfus MidCap Index Fund
     42)       Dreyfus Money Market Instruments, Inc.
     43)       Dreyfus Municipal Bond Fund, Inc.
     44)       Dreyfus Municipal Cash Management Plus
     45)       Dreyfus Municipal Money Market Fund, Inc.
     46)       Dreyfus New Jersey Intermediate Municipal Bond Fund
     47)       Dreyfus New Jersey Municipal Bond Fund, Inc.
     48)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
     49)       Dreyfus New Leaders Fund, Inc.
     50)       Dreyfus New York Insured Tax Exempt Bond Fund
     51)       Dreyfus New York Municipal Cash Management
     52)       Dreyfus New York Tax Exempt Bond Fund, Inc.
     53)       Dreyfus New York Tax Exempt Intermediate Bond Fund
     54)       Dreyfus New York Tax Exempt Money Market Fund
     55)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
     56)       Dreyfus 100% U.S. Treasury Long Term Fund
     57)       Dreyfus 100% U.S. Treasury Money Market Fund
     58)       Dreyfus 100% U.S. Treasury Short Term Fund
     59)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     60)       Dreyfus Pennsylvania Municipal Money Market Fund
     61)       Dreyfus S&P 500 Index Fund
     62)       Dreyfus Short-Intermediate Government Fund
     63)       Dreyfus Short-Intermediate Municipal Bond Fund
     64)       The Dreyfus Socially Responsible Growth Fund, Inc.
     65)       Dreyfus Stock Index Fund, Inc.
     66)       Dreyfus Tax Exempt Cash Management
     67)       The Dreyfus Third Century Fund, Inc.
     68)       Dreyfus Treasury Cash Management
     69)       Dreyfus Treasury Prime Cash Management
     70)       Dreyfus Variable Investment Fund
     71)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
     72)       General California Municipal Bond Fund, Inc.
     73)       General California Municipal Money Market Fund
     74)       General Government Securities Money Market Fund, Inc.
     75)       General Money Market Fund, Inc.
     76)       General Municipal Bond Fund, Inc.
     77)       General Municipal Money Market Fund, Inc.
     78)       General New York Municipal Bond Fund, Inc.
     79)       General New York Municipal Money Market Fund
     80)       Premier Insured Municipal Bond Fund
     81)       Premier California Municipal Bond Fund
     82)       Premier Equity Funds, Inc.
     83)       Premier Global Investing, Inc.
     84)       Premier GNMA Fund
     85)       Premier Growth Fund, Inc.
     86)       Premier Municipal Bond Fund
     87)       Premier New York Municipal Bond Fund
     88)       Premier State Municipal Bond Fund
     89)       Premier Strategic Growth Fund
     90)       Premier Value Fund



(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Assistant
                         and Chief Financial Officer        Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++       Senior Vice President              Vice President
                                                            and Assistant
                                                            Treasurer

Eric B. Fischman++       Vice President and Associate       Vice President
                         General Counsel                    and Assistant
                                                            Secretary

Paul Prescott+           Vice President                     None

Elizabeth Keeley++       Vice President                     Vice President
                                                            and Assistant
                                                            Secretary

Mary Nelson+             Assistant Treasurer                None

John J. Pyburn++         Assistant Treasurer                Assistant
                                                            Treasurer

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk

John W. Gomez+           Director                           None

William J. Nutt+         Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

          1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of March, 1997.


                    DREYFUS CASH MANAGEMENT PLUS, INC.

                 BY:     /s/Marie E. Connolly*
                    -----------------------------------
                    Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________      _______________________________     _________


/s/Marie E. Connolly*           President and Treasurer              3/25/97
--------------------------      (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)


/s/Joseph S. DiMartino*         Director                             3/25/97
--------------------------
Joseph S. DiMartino


/s/ David W. Burke*              Director                             3/25/97
--------------------------
David W. Burke


/s/Isabel P. Dunst*             Director                             3/25/97
--------------------------
Isabel P. Dunst


/s/Lyle E. Gramley*             Director                             3/25/97
--------------------------
Lyle E. Gramley


/s/Warren B. Rudman*            Director                             3/25/97
--------------------------
Warren B. Rudman



*BY:     /s/ Elizabeth Keeley
         __________________________
         Elizabeth Keeley
         Attorney-in-Fact


                           EXHIBIT INDEX


EXHIBIT NO.                          EXHIBIT


     24(b)(11)            Consent of Independent Auditors

                          Financial Data Schedule